                                                                    Exhibit 99.1

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                    SCHEDULES

--------------------------------------------------------------------------------

The attached Summary and Schedules are filed on a consolidated basis for the following Debtors:

            CASE NUMBER               DEBTOR
            -----------               ------

            97-174 (PJW)              MOBILEMEDIA COMMUNICATIONS, INC.
            97-175 (PJW)              MOBILEMEDIA CORPORATION
            97-176 (PJW)              MOBILEMEDIA COMMUNICATIONS, INC.
                                        (CALIFORNIA)
            97-177 (PJW)              MOBILEMEDIA DP PROPERTIES, INC.
            97-178 (PJW)              MOBILEMEDIA PCS, INC.
            97-179 (PJW)              DIAL PAGE SOUTHEAST, INC.
            97-180 (PJW)              RADIO CALL CO. OF VIRGINIA, INC.
            97-181 (PJW)              MOBILEMEDIA PAGING, INC.
            97-182 (PJW)              MOBILEMEDIA COMMUNICATIONS
                                        CORPORATION OF AMERICA
            97-183 (PJW)              MOBILECOMM OF THE SOUTHEAST, INC.
            97-184 (PJW)              MOBILECOMM OF THE NORTHEAST, INC.
            97-185 (PJW)              MOBILECOMM NATIONWIDE
                                        OPERATIONS, INC.
            97-186 (PJW)              MOBILECOMM OF TENNESSEE, INC.
            97-187 (PJW)              MOBILECOMM OF THE SOUTHEAST
                                        PRIVATE CARRIER OPERATIONS, INC.
            97-188 (PJW)              MOBILECOMM OF THE SOUTHWEST, INC.
            97-189 (PJW)              MOBILECOMM OF FLORIDA, INC.
            97-190 (PJW)              MOBILECOMM OF THE MIDSOUTH, INC.
            97-191 (PJW)              FWS RADIO, INC.
            97-192 (PJW)              MOBILECOMM OF THE WEST, INC.

United States Bankruptcy Court                           District of Delaware

In re:   MobileMedia Communications, Inc., et al.        Case No. 97-174 (PJW)

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedule A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedule A and B to determine the total amount of the Debtors' assets. Add the amounts from Schedules D, E and F to determine the total amount of the Debtors' liabilities.

                           ---------------------- ------------------------- --------------------------
                              Attached (Y/N)          Number of Sheets           Amount Scheduled
                                                           ---------------- --------------------------
--------------------------------------------               ---------------- ---------------- ---------

             NAME OF SCHEDULE                                   ASSETS         LIABILITIES     OTHER

-------------------------------------------- ---- -------- ---------------- ---------------- ---------
A.   Real Property                            Y         6       $5,029,936
-------------------------------------------- ---- -------- ---------------- ---------------- ---------
B.   Personal Property                        Y        59   $1,636,900,600
-------------------------------------------- ---- --------                  ---------------- ---------
C.   Property Claims as Exempt                Y         1
-------------------------------------------- ---- -------- ---------------- ---------------- ---------
D.   Creditors Holding Secured Priority       Y        10                      $670,601,386
     Claims
-------------------------------------------- ---- -------- ---------------- ---------------- ---------
E.   Creditors Holding Unsecured Priority     Y       542                           Largely
     Claims                                                                    Unliquidated
-------------------------------------------- ---- -------- ---------------- ---------------- ---------
F.   Creditors Holding Unsecured              Y       503                     Approximately
     Nonpriority Claims                                                        $450,000,000
-------------------------------------------- ---- -------- ---------------- ---------------- ---------
G.   Executory Contracts and Unexpired        Y      >500
     Leases
-------------------------------------------- ---- -------- ---------------- ---------------- ---------
H.   Codebtors                                Y         1
-------------------------------------------- ---- -------- ---------------- ---------------- ---------
I.   Current Income of Individual Debtor(s)   Y         1
-------------------------------------------- ---- -------- ---------------- ---------------- ---------
J.   Current Expenditures of Individual       Y         1
     Debtor(s)
                                             ---- --------

-------------------------------------------- ---- -------- ---------------- ---------------- ---------

                                      TOTAL        >1,621   $1,641,930,536   $1,120,601,386

-------------------------------------------- ---- -------- ---------------- ---------------- ---------

NOTE: All dollar amounts exclude unliquidated amounts and assets with no assigned value.

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                   Schedule A
                                  REAL PROPERTY

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

     AREA                            DESCRIPTION/LOCATION                        LAND        BLDG.       TOTAL

--------------------------------------------------------------------------------------------------------------

    Austin     Bld 1 Story No Base Steel P-6PA - Austin                                        678         678
               Bld 1 Story No Base Wood W/Steel                                              1,219       1,219
               Land Kings Village Sub/Div.                                      20,000                  20,000
               Bld 1 Sotry No Base Steel P-6PA                                                 597         597
               Bld 1 Story No Base Wood W/Pane                                                  80          80

--------------------------------------------------------------------------------------------------------------

 Baton Rouge   Building - Portable 8x12 - Baton Rouge Main Office                            1,111       1,111

--------------------------------------------------------------------------------------------------------------

   Chicago     Building - Chicago Main Office                                               11,336      11,336

--------------------------------------------------------------------------------------------------------------

    Dallas     Bld Metal Covered Wood Frame                                                    466         466
               Bld Metal - Dallas Main Office                                                  311         311
               Tower Site - 449 Calumet Avenue, Dallas, Texas                  240,600                 240,600
               Office - 10550 Olympic Drive, Dallas, Texas                     151,400     367,199     518,599

--------------------------------------------------------------------------------------------------------------

   Detroit     Building - 18311 W. Ten Mile Rd., Southfield, Michigan                      700,325     700,325

--------------------------------------------------------------------------------------------------------------

   El Paso     Bld 1 Story No Basement Brick                                                29,703      29,703
               Bld 1 Story No Base Wood Frame                                                  265         265

--------------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.              Schedule A
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------------

     AREA                            DESCRIPTION/LOCATION                       LAND        BLDG.       TOTAL

--------------------------------------------------------------------------------------------------------------

    El Paso    Heater & Cooler                                                               1,390       1,390
    (cont.)    Land Service Shop - El Paso                                      60,511                  60,511
               Bld 1 Story No Base Steel XMTR                                                  265         265
               Bld 1 Story No Base Metal Garde                                                 265         265

--------------------------------------------------------------------------------------------------------------

   Florida     Land .10 Acre - Gulf Course, Main Office                         26,132                  26,132
   Panhandle   Shelter Fenced Blocked/Steeled                                                  256         256
               Building 12x18                                                                7,288       7,288
               Building 12x18                                                                7,828       7,828
               Building 12x18                                                                9,714       9,714
               Building 12x18                                                                9,714       9,714
               Building 2 Story                                                              2,132       2,132
               11.5 Acre Magnolia Springs                                       57,500                  57,500
               Bld 1 Story - Pensacola                                                       1,656       1,656
               Land - Ft. Walton                                                30,000                  30,000
               Land 10 Acres - Birmingham                                       20,000                  20,000
               Building 12x18                                                                7,018       7,018

--------------------------------------------------------------------------------------------------------------

   Jackson     Cast Alum Logo Sign Fed Bank                                                  1,012       1,012
  Operations

--------------------------------------------------------------------------------------------------------------

     Los       Tower Site - 1516 W. 58th Street, Los Angeles, CA                40,000                  40,000
    Angeles    Tower Site - 16161 Chula Vista Drive, Victorville, CA            10,000                  10,000
               Bld 1 Story No Basement                                                       3,695       3,695
               Bld 1 Story No Basement Concrt                                                2,093       2,093
               Bld 1 Story No Basement Concrt                                               29,355      29,355
               Building Generator                                                            3,695       3,695

--------------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.              Schedule A
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------------

     AREA                            DESCRIPTION/LOCATION                        LAND       BLDG.       TOTAL

--------------------------------------------------------------------------------------------------------------

      Los      Bld Concrete Block 20'x20'                                                    3,104       3,104
   Angeles     Land                                                              6,161                   6,161
    (cont.)    Bld 1 Story No Basement Concre                                                5,388       5,388
               Bld Concrete Block 20'x20'                                                   40,723      40,723
               Land                                                            320,037                 320,037
               Land                                                              6,000                   6,000

--------------------------------------------------------------------------------------------------------------

   Memphis     Land 4 Acres                                                     47,500                  47,500

--------------------------------------------------------------------------------------------------------------

 Mississippi   Land  .5 Acre                                                    36,000                  36,000
               Land .12 Acre                                                    25,129                  25,129

--------------------------------------------------------------------------------------------------------------

  Nashville    Bld 1 Story No Base Black Trans                                                  75          75
               Tower Site - Highland Ave., Greensville                           8,800                   8,800
               Land for transmitter .5 Acre                                     12,000                  12,000
               Bld 1 Story No Base Concrete Blok                                             3,058       3,058
               Bld 1 Story No BaseBlack Trans                                                1,369       1,369
               Bld 1 Story No Base Frame Trans - East Tenn. Main  Office                     5,516       5,516
               Land - Dalton                                                    25,000                  25,000
               Land 50 x 20 Ft. - Chatanooga                                    12,500                  12,500
               Land 50 x 120 Ft                                                 12,500                  12,500
               Land 75 Acres                                                   170,000                 170,000
               Bld 1 Story No Base Black Trans                                                  75          75
               Land 3 Acres                                                     10,000                  10,000
               Land                                                             13,459                  13,459
               Land for transmitter                                             10,000                  10,000
               Land for transmitters  .20 Acres                                 10,024                  10,024

--------------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.              Schedule A
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------------

     AREA                            DESCRIPTION/LOCATION                        LAND       BLDG.       TOTAL

--------------------------------------------------------------------------------------------------------------

  Nashville    Land for transmitter - Nashville                                  5,570                   5,570
    (cont.)    Land for transmitter - Nashville                                  5,000                   5,000
               Bld 1 Story No Base Block Trans                                               5,376       5,376
               Tower Site - Off Idurnea Rd, House Mtn., Know Co., NC             5,890                   5,890
               Bld 1 Story No Base Black Trans                                                  75          75
               Bld 1 Story No Base Black Trans                                                  75          75
               Tower Site - 2236 Leconte Dr., Crocketts Ridg, Morristown         2,800                   2,800
               Tower Site - Hannum Street, Alcoa                                18,700                  18,700
               Tower Site - Old Chulhowee Looop Rd., Blouct, Co.                 8,900                   8,900
               Bld 1 Story No Base Black Trans                                                  75          75
               Tower Site - View Park Dr., Knoxville                            15,700                  15,700
               Building Block 8x8 - Dalton                                                      75          75
               Tower Site - Mt. Roosevelt Tower Rd., Rockwood                    2,500                   2,500
               Tower Site - Fox Hunters Lane, Maynardville                       1,000                   1,000
               Building Concrete Block                                                          75          75
               Tower Site - Sharps Ridge Memorial Rd., Knoxville                11,710                  11,710
               Bld 1 Story No Base Black Trans                                                  75          75
               Bld 1 Story No Base Black Trans                                                 134         134
               Building Metal - Chattanooga                                                     75          75
               Bld 1 Story No Base Black Trans                                                  75          75

--------------------------------------------------------------------------------------------------------------

     New       Tower Site - Pack Monwadnock Mountain, Peterborough,NH           90,000                  90,000
   Hampshire   Tower Site - Uncanoonuc Mountain, Goffstown, NH.                340,000                 340,000
               Tower Site - Lagrange & Napoleon Ave, Manchester, NH             80,000                  80,000

--------------------------------------------------------------------------------------------------------------

   New York    Tower Site - Bangs Ave. Rt. 35, Neptune, NJ                      73,000                  73,000
    Metro.

--------------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.              Schedule A
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------------

     AREA                            DESCRIPTION/LOCATION                        LAND       BLDG.       TOTAL

--------------------------------------------------------------------------------------------------------------

    North      Tower Site - Tomahawk Trail, Glat Top Mountain, Fairview         17,000                  17,000
   Carolina    Tower Site - Rt. 34 Troy                                          5,000                   5,000
               Tower Site - Crab Creek Pinnacle Mtn., Hendersonville             4,000                   4,000
               Transmitter - Lot 23-A                                            3,000                   3,000
               Tower Site - High Peak Mountain, Morganton                        1,000                   1,000
               Office Site - 1932 W. Morehead St, Charlotte                    227,000                 227,000
               Tower Site - 233 Green Street, Winston-Salem                     25,000                  25,000
               Transmitter - 301 Robbins Street, Greensboro                     90,000                  90,000
               Transmitter - Lot 23-D off 211                                    1,500                   1,500
               Transmitter - Lot 23-D 2                                          1,500                   1,500

--------------------------------------------------------------------------------------------------------------

   Northern    Bld 1 Story - Jackson Main Office                                             8,516       8,516
    Florida    Portable Building                                                             1,459       1,459
               Bld 1 Story                                                                     170         170
               Land - Central Florida Main Office                               18,850                  18,850
               Building                                                                     17,159      17,159
               Bld 1 Story No Basement Brick                                                   353         353
               BMI Asset                                                                     1,906       1,906

--------------------------------------------------------------------------------------------------------------

   Northern    Bld 1 Story Concret Blk Transm                                                  169         169
     Ohio      Bld 1 Story Wood Transmitter - Cleveland Office                                 186         186
               Bld 1 Story Wood Transmitter - Cleveland Office                                 157         157
               Bld 1 Story Wood Transmitter - Cleveland Office                                 157         157

--------------------------------------------------------------------------------------------------------------

    Rhode      Tower Site - Falmouth Street, Johnston, Rhode Island             30,000                  30,000
    Island     Tower Site - Old Black Plains Rd., Exeter, Rhode Island          35,000                  35,000

--------------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.              Schedule A
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------------

     AREA                            DESCRIPTION/LOCATION                        LAND       BLDG.       TOTAL

--------------------------------------------------------------------------------------------------------------

 San Antonio   Office - 1700 North Main Street, San Antonio, TX                 85,000     272,777     357,777
               Tower Site - 27219 Mark Wayne, San Antonio, TX                   55,000                  55,000
               Tower Site & Terminal - 115 E. Myrtle Ave, San Antonio, TX       35,000     152,291     187,291
               Land transmitter site 6 Acre - San Antonio, TX                   12,000                  12,000
               Building 1 Story No Base Metal Trans - San Antonio Main Off.
                                                                                               126         126

--------------------------------------------------------------------------------------------------------------

South Carolina Tower Site - Lot 13B, Shell Point Subdivision                    22,000                  22,000

--------------------------------------------------------------------------------------------------------------

S. F. Bay Area Building 1 Story No Base Trans - San Fran Main Office                         7,588       7,588

--------------------------------------------------------------------------------------------------------------

   Upstate     Bld Concrete Block 1 Story                                                    5,682       5,682
   New York    Land 493x200FT or 2.375 Acres (NY Upstate)                       10,000                  10,000
               Office - 74 Lake Avenue, Rochester, NY                           20,000     103,023     123,023
               Land N -1280 NW S 143 E 243 St.                                   7,378                   7,378
               Land Dr. Way 20X275FT 300x300F                                    7,177                   7,177
               Bld Frame 1 Story - NY Upstate Main Office                                    1,226       1,226
               Bld Concrete Block 1 Story                                                   15,011      15,011
               Bld 1 Story No Basement                                                       1,497       1,497
               Land 1.3 Acres                                                    8,000                   8,000

--------------------------------------------------------------------------------------------------------------
               ------------------------------------------------------------
                                          SUB TOTAL                          2,762,428   1,855,537   4,617,965

                                       Capital Accrual                                     211,576     211,576
                     Mobile Communications Corp. Purchase Accounting Adj.                  200,395     200,395

               -----------------------------------------------------------------------------------------------
                                            TOTAL                            2,762,428   2,267,508   5,029,936
                                                                           ===================================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                   Schedule B
                                PERSONAL PROPERTY

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                      CURRENT BOOK
                                                            N                       VALUE OF DEBTOR'S
                                                            O      DESCRIPTION        INTEREST IN
                        TYPE OF PROPERTY                    N      AND LOCATION     PROPERTY WITHOUT
                                                            E      OF PROPERTY       DEDUCTING ANY
                                                                                    SECURED CLAIM OR
                                                                                      EXEMPTION (1)
-------------------------------------------------------------------------------------------------------

1.    Cash on hand                                               See Schedule B-1           $61,888.30

2.    Checking, savings or other financial accounts,             See Schedule B-2        29,750,366.86
      certificates of deposit, or shares in banks,
      savings and loan, thrift, building and loan, and
      homestead associations, or credit union
      brokerage houses, or cooperatives.

3.    Security deposits with public utilities, telephone         See Schedule B-3           981,019.57
      companies, landlords, and others.

4.    Household goods and furnishings including             X
      audio, video and computer equipment.

5.    Books; pictures and other art objects; antiques,      X
      stamp,coin, record, tape, compact disc, and
      other collections or collectibles.

6.    Wearing apparel.                                      X

7.    Furs and jewelry.                                     X

8.    Firearms and sports, photographic and other           X
      hobby equipment.

-------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.               Schedule B
Case Number:   97-174 (PJW)

-------------------------------------------------------------------------------------------------------
                                                                                       CURRENT BOOK
                                                            N                       VALUE OF DEBTOR'S
                                                            O       DESCRIPTION        INTEREST IN
                        TYPE OF PROPERTY                    N      AND LOCATION      PROPERTY WITHOUT
                                                            E       OF PROPERTY       DEDUCTING ANY
                                                                                     SECURED CLAIM OR
                                                                                        EXEMPTION
-------------------------------------------------------------------------------------------------------

9.    Interest in insurance policies. Name insurance        X
      company of each policy and itemize surrender
      or refund value of each.

10.   Annuities. Itemize and name each issuer.              X

11.   Interest in IRA, ERISA, Keogh, or other                    See Schedule B-11            24,251.16
      pension or profit sharing plans. Itemize.

12.   Stock and interest in incorporated and                     See Schedule B-12         Unliquidated
      unincorporated businesses. Itemize.

13.   Interest in partnerships or joint ventures. Itemize.       See Schedule B-13         Unliquidated

14.   Government and corporate bonds and other              X
      negotiable and nonnegotiable instruments.

15.   Accounts receivable (Net book value).                      See Schedule B-15        91,122,621.00

16.   Alimony, maintenance, suppport and property           X
      settlements to which the debtor is or may be
      entitled. Give particulars.

17.   Other liquidated debts owing debtor including              See Schedule B-17         3,652,609.00
      tax refunds. Give particulars.

18.   Equidable or future interests, life estates, and      X
      rights or powers exercisable for the benefit of
      the debtor other than those listed in Schedule of
      Real Property.

-------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.               Schedule B
Case Number:   97-174 (PJW)

----------------------------------------------------------------------------------------------------------
                                                                                          CURRENT BOOK
                                                              N                        VALUE OF DEBTOR'S
                                                              O       DESCRIPTION        INTEREST IN
                            TYPE OF PROPERTY                  N      AND LOCATION      PROPERTY WITHOUT
                                                              E       OF PROPERTY       DEDUCTING ANY
                                                                                        SECURED CLAIM OR
                                                                                           EXEMPTION
----------------------------------------------------------------------------------------------------------

19.       Contingent and noncontingent interests in estate    X
          of a decedent, death benefit plan, life insurance
          policy, or trust.

20.       Other contingent and unliquidated claims of             See Schedule B-20           Unliquidated
          every nature, including tax refunds,
          counterclaims of the debtor, and rights to setoff
          claims. Give estimated value of each.

21.       Patents, copyrights, and other intellectual             See Schedule B-21      No value assigned
          property. Give particulars.

22.       Licenses franchises, and other general                  See Schedule B-22       1,119,376,527.00
          intangibles. Give particulars.

23.       Automobiles, trucks, trailers, and other vehicles       See Schedule B-23           1,369,415.00
          and accessories.

24.       Boats, motors, and accessories.                     X

25.       Aircraft and accessories.                           X

26.       Office equipment, furnishings, and supplies.            See Schedule B-26          38,648,096.00

27 (a).   Machinery, fixtures, equipment, and supplies            See Schedule B-27 (a)     154,390,216.00
          used in business.

27 (b).   Pager assets                                            See Schedule B-27 (b)     154,346,733.00

28.       Inventory.                                              See Schedule B-28          12,362,915.02

29.       Animals.                                            X

30.       Crops-growing or harvested. Give particulars.       X

----------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.               Schedule B
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------
                                                                                       CURRENT BOOK
                                                            N                       VALUE OF DEBTOR'S
                                                            O       DESCRIPTION        INTEREST IN
                        TYPE OF PROPERTY                    N      AND LOCATION      PROPERTY WITHOUT
                                                            E       OF PROPERTY       DEDUCTING ANY
                                                                                     SECURED CLAIM OR
                                                                                        EXEMPTION
--------------------------------------------------------------------------------------------------------

31.   Farming equipment and implements.                     X

32.   Farm supplies, chemicals and feed.                    X

33.   Other personal property of any kind not already            See Schedule B-33      30,813,941.41
      listed. Itemized.

------------------------------------------------------------------------------------------------------
                                                                     TOTAL (2)       1,636,900,599.32
                                                                                    ------------------

Notes:

(1) The audit of the Financial Statements of the Debtors for the year ended December 31, 1996 has not been completed. The SEC has extended the due date for filing the Debtors' Forms 10K for the year ended December 31, 1996 until May 31, 1997. Therefore, the Schedules do not reflect any potential audit adjustments for the year ended December 31, 1996.

(2) Exclusive of unliquidated claims of the Debtors and assets with no assigned value.

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-1
                                  CASH ON HAND

--------------------------------------------------------------------------------

================================================================================
                                                                 1/29/97
             Branch                      Description             Balance
================================================================================

---------------------------------- ----------------------  ---------------------
            Amarillo                     Petty Cash                       400.00
---------------------------------- ----------------------  ---------------------
             Atlanta                     Petty Cash                    12,225.00
---------------------------------- ----------------------  ---------------------
             Austin                      Petty Cash                       750.00
---------------------------------- ----------------------  ---------------------
           Bakersfield                   Petty Cash                       800.00
---------------------------------- ----------------------  ---------------------
            Baltimore                    Petty Cash                     1,345.16
---------------------------------- ----------------------  ---------------------
            Louisiana                    Petty Cash                       950.00
---------------------------------- ----------------------  ---------------------
           SF Bay Area                   Petty Cash                     2,025.00
---------------------------------- ----------------------  ---------------------
             Boston                      Petty Cash                     1,475.00
---------------------------------- ----------------------  ---------------------
             Chicago                     Petty Cash                     1,150.00
---------------------------------- ----------------------  ---------------------
            Colorado                     Petty Cash                       300.00
---------------------------------- ----------------------  ---------------------
             Dallas                      Petty Cash                     2,800.00
---------------------------------- ----------------------  ---------------------
             Detroit                     Petty Cash                     3,054.37
---------------------------------- ----------------------  ---------------------
             El Paso                     Petty Cash                       600.00
---------------------------------- ----------------------  ---------------------
             Hawaii                      Petty Cash                     3,500.00
---------------------------------- ----------------------  ---------------------
          Headquarters                   Petty Cash                     2,500.00
---------------------------------- ----------------------  ---------------------
             Houston                     Petty Cash                     1,700.00
---------------------------------- ----------------------  ---------------------
            Hartford                     Petty Cash                     1,400.00
---------------------------------- ----------------------  ---------------------
          Indianapolis                   Petty Cash                       750.00
---------------------------------- ----------------------  ---------------------
             Jackson                     Petty Cash                     1,500.00
---------------------------------- ----------------------  ---------------------
           Kansas City                   Petty Cash                       300.00
---------------------------------- ----------------------  ---------------------
           Los Angeles                   Petty Cash                     4,543.38
---------------------------------- ----------------------  ---------------------
            Las Vegas                    Petty Cash                       274.67
---------------------------------- ----------------------  ---------------------
             Memphis                     Petty Cash                       450.00
---------------------------------- ----------------------  ---------------------
           Mississippi                   Petty Cash                       550.00
---------------------------------- ----------------------  ---------------------
            Nashville                    Petty Cash                     1,000.00
---------------------------------- ----------------------  ---------------------
          North Florida                  Petty Cash                     1,123.68
---------------------------------- ----------------------  ---------------------
          New Hampshire                  Petty Cash                       800.00
---------------------------------- ----------------------  ---------------------
          Northern Ohio                  Petty Cash                       275.00
---------------------------------- ----------------------  ---------------------
          New York City                  Petty Cash                     2,225.00
---------------------------------- ----------------------  ---------------------
            Panhandle                    Petty Cash                     1,172.00
---------------------------------- ----------------------  ---------------------
          Philadelphia                   Petty Cash                     2,500.00
---------------------------------- ----------------------  ---------------------

In re:         MobileMedia Communications, Inc., et al.             Schedule B-1
Case Number:   97-174 (PJW)

================================================================================
                                                                   1/29/97
             Branch                      Description               Balance
================================================================================

---------------------------------- ----------------------  ---------------------
           Pittsburgh                    Petty Cash                       550.00
---------------------------------- ----------------------  ---------------------
         Repair Facility                 Petty Cash                       250.00
---------------------------------- ----------------------  ---------------------
          Rhode Island                   Petty Cash                       600.00
---------------------------------- ----------------------  ---------------------
           Sacramento                    Petty Cash                       150.00
---------------------------------- ----------------------  ---------------------
           San Antonio                   Petty Cash                       700.00
---------------------------------- ----------------------  ---------------------
             Seattle                     Petty Cash                       200.00
---------------------------------- ----------------------  ---------------------
          South Florida                  Petty Cash                     2,375.00
---------------------------------- ----------------------  ---------------------
            St. Louis                    Petty Cash                     1,150.00
---------------------------------- ----------------------  ---------------------
        Upstate New York                 Petty Cash                       705.00
---------------------------------- ----------------------  ---------------------
         Virginia Beach                  Petty Cash                       770.04
---------------------------------- ----------------------  ---------------------

                                                           ---------------------
TOTAL                                                                  61,888.30
                                                           =====================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-2
                                  BANK BALANCES

--------------------------------------------------------------------------------

================================================================================
Bank Name                            Type of Account     Bank Balance @ 1/29/97
================================================================================
Trustmark (concentration)             Concentration                      $951.22
--------------------------------------------------------------------------------
Chase Manhattan                       Concentration                 1,671,171.28
--------------------------------------------------------------------------------
                                                                    1,672,122.50
                                                            --------------------

--------------------------------------------------------------------------------
Bank of America                         Depository                    102,395.87
--------------------------------------------------------------------------------
Citizens Trust                          Depository                      9,843.07
--------------------------------------------------------------------------------
Fleet Bank                              Depository                        538.34
--------------------------------------------------------------------------------
Summit Bank (regular)                   Depository                     19,408.48
--------------------------------------------------------------------------------
Trustmark                               Depository                     10,682.24
--------------------------------------------------------------------------------
Texas Commerce                          Depository                        829.33
--------------------------------------------------------------------------------
Summit Bank (MCCA)                      Depository                     64,270.81
--------------------------------------------------------------------------------
Key Bank                                Depository                        556.39
--------------------------------------------------------------------------------
Society National                        Depository                      1,111.94
--------------------------------------------------------------------------------
Bank of America                         Depository                        170.00
--------------------------------------------------------------------------------
Nations Bank                            Depository                        511.38
--------------------------------------------------------------------------------
Pittsburgh National                     Depository                      3,726.83
--------------------------------------------------------------------------------
Michigan National                       Depository                     12,087.16
--------------------------------------------------------------------------------
Norwest                                 Depository                        360.70
--------------------------------------------------------------------------------
Marine Midland                          Depository                     15,985.73
--------------------------------------------------------------------------------
AmSouth                                 Depository                      6,537.18
--------------------------------------------------------------------------------
First American                          Depository                     11,112.11
--------------------------------------------------------------------------------
First Security                          Depository                      1,006.48
--------------------------------------------------------------------------------
Nations Bank                            Depository                        476.87
--------------------------------------------------------------------------------
Bank One                                Depository                      3,683.51
--------------------------------------------------------------------------------
Boatmen's                               Depository                      1,295.58
--------------------------------------------------------------------------------
Union Planters                          Depository                      (431.04)
--------------------------------------------------------------------------------
City National                           Depository                     17,706.70
--------------------------------------------------------------------------------
Continental National                    Depository                      8,018.35
--------------------------------------------------------------------------------
 Nations Bank                           Depository                        376.91
--------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.             Schedule B-2
Case Number:   97-174 (PJW)

================================================================================
Bank Name                            Type of Account     Bank Balance @ 1/29/97
================================================================================
Trustmark (V/MC)                        Depository                      (566.88)
--------------------------------------------------------------------------------
Trustmark (Amex)                        Depository                        125.82
--------------------------------------------------------------------------------
Trustmark (Discover)                    Depository                        892.24
--------------------------------------------------------------------------------
Trustmark (Diners Club)                 Depository                        783.99
--------------------------------------------------------------------------------
Boatmen's                               Depository                        226.03
--------------------------------------------------------------------------------
United Missouri                         Depository                        779.56
--------------------------------------------------------------------------------
Marshall & Ilsley                       Depository                        510.33
--------------------------------------------------------------------------------
Fleet Bank (Shawmut/MA)                 Depository                      7,465.54
--------------------------------------------------------------------------------
Fleet Bank (Shawmut/CT)                 Depository                        763.53
--------------------------------------------------------------------------------
Wilmington Savings                      Depository                        576.27
--------------------------------------------------------------------------------
Texas Commerce                          Depository                    248,197.21
--------------------------------------------------------------------------------
Compass Bank                            Depository                      6,262.34
--------------------------------------------------------------------------------
First Union National                    Depository                     58,538.78
--------------------------------------------------------------------------------
Nations Bank                            Depository                      2,892.40
--------------------------------------------------------------------------------
First Union National                 Depository/Conc.                  64,812.08
--------------------------------------------------------------------------------
US Trust                                Depository                         13.07
--------------------------------------------------------------------------------
                                                                      684,533.23
                                                         -----------------------


--------------------------------------------------------------------------------
Trustmark (NY escrow)                     Escrow                      543,419.22
--------------------------------------------------------------------------------
Federated                               Investment                  3,308,141.42
--------------------------------------------------------------------------------
Chase Manhattan                         Investment                 20,878,000.00
--------------------------------------------------------------------------------
                                                                   24,729,560.64
                                                        ------------------------

--------------------------------------------------------------------------------
Harris Trust (retailer)                  Lockbox                        7,083.39
--------------------------------------------------------------------------------
Bank of Hawaii                           Lockbox                       42,123.91
--------------------------------------------------------------------------------
Harris Trust (retail)                    Lockbox                      106,338.45
--------------------------------------------------------------------------------
Harris Trust (MCCA)                      Lockbox                      992,713.95
--------------------------------------------------------------------------------
Summit Bank  (retail)                    Lockbox                      571,556.10
--------------------------------------------------------------------------------
Summit Bank (NJ,PA)                      Lockbox                      250,409.18
--------------------------------------------------------------------------------
Summit Bank (MD, VA)                     Lockbox                      175,460.78
--------------------------------------------------------------------------------
Harris Trust (midwest)                   Lockbox                       89,207.35
--------------------------------------------------------------------------------
Harris Trust (TX, SE)                    Lockbox                      164,837.20
--------------------------------------------------------------------------------
Harris Trust (Calif.)                    Lockbox                      242,814.94
--------------------------------------------------------------------------------
Harris Trust (direct dr)                 Lockbox                       21,605.24
--------------------------------------------------------------------------------
                                                                    2,664,150.49
                                                        ------------------------

                                                        ------------------------
TOTAL                                                             $29,750,366.86
                                                        ========================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-3
                                SECURITY DEPOSITS

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

      MARKET                          VENDOR                      LEASE         UTILITY       OTHER         TOTAL

-------------------------------------------------------------------------------------------------------------------
     Amarillo      Gar Inc, J (1 Mo rent)                          1,740.00                                1,740.00
     Atlanta       C. Everett Royale                               1,300.00                                1,300.00
     Atlanta       F M M Associates                                1,000.00                                1,000.00
     Atlanta       Georgia Dep                                                               2,579.31      2,579.31
     Atlanta       Georgia Power                                                  125.00                     125.00
     Atlanta       GRS Properties                                    600.00                                  600.00
     Atlanta       James K. Clark                                    460.00                                  460.00
     Atlanta       Retirement Corp                                                           1,000.00      1,000.00
     Atlanta       Signal One I                                                                200.00        200.00
     Atlanta       Southern Micrographic                                                    30,000.00     30,000.00
     Atlanta       Stonewood Assoc                                   756.25                                  756.25
     Atlanta       Dial Page Site Leases (Various)               110,976.57                              110,976.57
     Atlanta       United Parcel                                     375.00                                  375.00
   Bakersfield     Redtree Properties                              3,429.00                                3,429.00
    Baltimore      AAT Comm                                                                    700.00        700.00
    Baltimore      AT&T                                                         2,000.00                   2,000.00
    Baltimore      Corpor                                                                      625.00        625.00
    Baltimore      Cunningham                                                                1,900.00      1,900.00
    Baltimore      Ustore CK#224847                                                             25.00         25.00
    Baltimore      Executive Place                                                             350.00        350.00
    Baltimore      Marlboro                                                                    904.50        904.50
    Baltimore      Reston Inter                                                                425.00        425.00
    Baltimore      Reston Investments                                                          350.00        350.00
    Baltimore      Ryan Settlement                                                           1,800.67      1,800.67
    Baltimore      Wash Realty                                       400.00                                  400.00
    Baltimore      Wash Realty                                        50.00                                   50.00
    Baltimore      Wash Realty                                       475.00                                  475.00
    Baltimore      1989 Wash Realty                                   50.00                                   50.00
    Louisiana      ABH Partner                                                                 850.00        850.00
    Louisiana      Briken Asso                                                                 550.00        550.00
    Louisiana      City Of Lafayette                                              467.00                     467.00
--------------------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.             Schedule B-3
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------------------

      MARKET                          VENDOR                      LEASE       UTILITY       OTHER         TOTAL

--------------------------------------------------------------------------------------------------------------------
    Louisiana      Gulf State Util                                                200.00                     200.00
    Louisiana      ABH Partner                                                                 100.00        100.00
   SF Bay Area     County of                                                                 1,500.00      1,500.00
   SF Bay Area     Garcia Avenue                                  14,800.00                               14,800.00
   SF Bay Area     UPS                                                                         300.00        300.00
   SF Bay Area     Wells Fargo                                                               1,732.50      1,732.50
      Boston       Acs Develop                                     2,500.00                    100.00      2,600.00
      Boston       Commonwealth #501                                                         1,580.00      1,580.00
      Boston       Dennis Tosoni Lease                             1,000.00                                1,000.00
      Boston       Eaton Finacial Corp                                                         208.95        208.95
      Boston       Greenleaf R (CK155872)                                                      800.00        800.00
      Boston       Leeman Corp                                                               1,000.00      1,000.00
      Boston       Municipal Light CK#234065                                       50.00                      50.00
      Boston       Ralph Seinfeld-15 Soldiers Field Pl.            4,500.00                                4,500.00
      Boston       Ray Mucci                                                                   825.00        825.00
      Boston       Silver Lake Trust -50 Soldiers Field           50,000.00                               50,000.00
      Boston       Waltham Towers, Inc.                              500.00                                  500.00
     Chicago       Anderson DA                                                                 575.00        575.00
     Chicago       Board of Ed - Bid Bond                                                    5,166.00      5,166.00
     Chicago       Bulter, RO                                                                1,000.00      1,000.00
     Chicago       Commonwealth Edison                                            185.00                     185.00
     Chicago       Commonwealth Edison                                          3,540.00                   3,540.00
     Chicago       CommonWealth Edison                                            120.00                     120.00
     Chicago       CommonWealth Edison                                          4,060.00                   4,060.00
     Chicago       CommonWealth Edison                                          4,060.00                   4,060.00
     Chicago       CommonWealth Edison                                          4,055.00                   4,055.00
     Chicago       Commwealth Edison                                              830.00                     830.00
     Chicago       Con Edison/Elec                                                390.00                     390.00
     Chicago       Heritage Pullman BND                              300.00                                  300.00
     Chicago       Homart Development                                300.00                                  300.00
     Chicago       Indep Broad/Tower                                                           260.00        260.00
     Chicago       Limk                                                                      1,500.00      1,500.00
     Chicago       NWB Operating Acct                                                        2,977.90      2,977.90
     Chicago       Shake Agen                                                                1,280.00      1,280.00
     Chicago       Tishman Speyer Prop                               600.00                                  600.00
     Chicago       UHF Comm                                                                    450.00        450.00
     Chicago       UPS                                                                         700.00        700.00
     Chicago       Waxmanseem                                                                  600.00        600.00
--------------------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.             Schedule B-3
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------------------

      MARKET                          VENDOR                      LEASE       UTILITY       OTHER         TOTAL

--------------------------------------------------------------------------------------------------------------------
     Colorado      Advance De                                                                  952.00        952.00
     Colorado      Fortner &                                                                   194.00        194.00
     Colorado      Miscio, An                                                                1,200.00      1,200.00
      Dallas       Bright Realty                                     766.72                                  766.72
      Dallas       Camco Devel                                                                 504.00        504.00
      Dallas       Chilton Bredit                                                              150.00        150.00
      Dallas       Collins Center                                                              569.46        569.46
      Dallas       Elliot Miller                                                               591.45        591.45
      Dallas       Frances Corn Chandler                                                       782.00        782.00
      Dallas       Jerry Head                                                                  735.00        735.00
      Dallas       Lone Star Gas                                                  110.00                     110.00
      Dallas       Metropolitan Life Insurance                    29,750.00                               29,750.00
      Dallas       Rader Properties                                  600.00                                  600.00
      Dallas       Retcom, IN                                                                  475.00        475.00
      Dallas       SCB Advance                                                               1,170.29      1,170.29
      Dallas       Six Dallas                                                                8,844.79      8,844.79
      Dallas       Texas P&L                                                      100.01                     100.01
      Dallas       TU Elec                                                        100.56                     100.56
      Dallas       Vantage (Plano Tower)                             250.00                                  250.00
     Detroit       Alen O'Hara                                       300.00                                  300.00
     Detroit       Business One #493                                                           225.00        225.00
     Detroit       Consumer SP-CK#1074                                                       1,640.00      1,640.00
     Detroit       Consumer SP-CK#15098                                                        340.00        340.00
     Detroit       Crescent LK #471                                                          2,200.00      2,200.00
     Detroit       Michon                                                                      186.00        186.00
     Detroit       New Plan                                                                  1,950.00      1,950.00
     Detroit       Shoney Inn                                                                  330.00        330.00
     El Paso       El Paso Elec                                                   250.00                     250.00
     El Paso       Lathi #507                                                     200.00                     200.00
     El Paso       Southwestern Public SVC                                      1,000.00                   1,000.00
      Hawaii       Hawaii Satellite TV                                                         500.00        500.00
   Headquarters    Allied Radio Communications                     1,125.00                                1,125.00
     Houston       1099 Z Invest                                                   48.00                      48.00
     Houston       City Of Galveston                                              100.00                     100.00
     Houston       Derrington                                        800.00                                  800.00
     Houston       Don Mafrige, Trustee                              420.00                                  420.00
     Houston       Hou Light & Power                                              300.00                     300.00
     Houston       Houston Lig- CK1545                                                       3,200.00      3,200.00
     Houston       Houston Lig- CK1626 -12/91                                                  263.52        263.52
--------------------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.             Schedule B-3
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------------------

      MARKET                          VENDOR                      LEASE       UTILITY       OTHER         TOTAL

--------------------------------------------------------------------------------------------------------------------
     Houston       Midway-James LTD                                  750.00                                  750.00
     Houston       NBC BK Hou                                        480.00                                  480.00
     Houston       Ryan Plaza Dr (Reatta)                            575.00                                  575.00
     Houston       So Union Gas                                                   100.00                     100.00
     Houston       Sugarcreek                                                                1,387.00      1,387.00
     Houston       Z Investments                                     587.03                                  587.03
     Houston       Z Investments                                     600.99                                  600.99
     Hartford      Pitney Bowes - Deposit on copier                  495.06                                  495.06
Distribution Ctr.  MP&L                                                           300.00                     300.00
Distribution Ctr.  Underwood Develop                                                         1,875.00      1,875.00
   Indianapolis    L&B/Tower/WOKZ/#2231                              240.00                                  240.00
   Indianapolis    R P Lux                                                                     825.00        825.00
   Indianapolis    Superior                                                                  2,385.42      2,385.42
   Indianapolis    Tower/Kalamazoo #1871                             600.00                                  600.00
   Indianapolis    Urbans/OFC/Indianapolis                                                   3,805.50      3,805.50
     Jackson       APR                                                                      50,000.00     50,000.00
     Jackson       Automated Payroll                                                         2,000.00      2,000.00
     Jackson       Dyatron Deposit JE99KD                                                    3,052.40      3,052.40
     Jackson       FM Sherman Off                                                           33,796.66     33,796.66
     Jackson       Gateway Prop                                    1,666.67                                1,666.67
     Jackson       MP&L                                                           750.00                     750.00
     Jackson       Sungard MAI                                                              16,178.43     16,178.43
     Jackson       Sungard MAI                                                              39,034.41     39,034.41
   Kansas City     Kansas Gas                                                     400.52                     400.52
   Kansas City     Turtle Broadcasting Co. - KOMC/KRZK               114.00                                  114.00
   Los Angeles     Central Telephone                                                            50.00         50.00
   Los Angeles     Clairmont Towers - San Diego Office             2,574.45                                2,574.45
   Los Angeles     Cusumano                                                                 13,905.60     13,905.60
   Los Angeles     Data Count                                                                5,439.60      5,439.60
   Los Angeles     Dept of Water & Power - Svcs 58th St.                          175.00                     175.00
   Los Angeles     Emmis/Tower/Flynt Park                                                      400.00        400.00
   Los Angeles     Fourpoints                                                                4,316.30      4,316.30
   Los Angeles     Massachusetts Mutual Life - Ontario Office      6,133.00                                6,133.00
   Los Angeles     McGraw Hill/Tower/MT Sole                         850.00                                  850.00
   Los Angeles     MDN Comm/Tower                                    300.00                                  300.00
   Los Angeles     MDN Comm/Tower/#2301                              300.00                                  300.00
   Los Angeles     MDN Comm/Tower/#2377                              300.00                                  300.00
   Los Angeles     MDN Comm/Tower/#2378                              300.00                                  300.00
   Los Angeles     MDN Comm/Tower/#2379                              300.00                                  300.00
--------------------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.             Schedule B-3
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------------------

      MARKET                          VENDOR                      LEASE       UTILITY       OTHER         TOTAL

--------------------------------------------------------------------------------------------------------------------
   Los Angeles     MDN Comm/Tower/#2380                              300.00                                  300.00
   Los Angeles     MDN Comm/Tower/#2526                              300.00                                  300.00
   Los Angeles     MDN Comm/Tower/#52287                             900.00                                  900.00
   Los Angeles     Meridan Com                                       700.00                                  700.00
   Los Angeles     Meridian Comm                                     300.00                                  300.00
   Los Angeles     Meridian Comm                                     300.00                                  300.00
   Los Angeles     Meridian Comm                                     300.00                                  300.00
   Los Angeles     Meridian Comm                                     300.00                                  300.00
   Los Angeles     Meridian Comm                                     300.00                                  300.00
   Los Angeles     Meridian Communications - Magic Mtn               441.00                                  441.00
   Los Angeles     Meridian Tower                                    500.00                                  500.00
   Los Angeles     Meridian/Tower/#2401                              400.00                                  400.00
   Los Angeles     Midwilshire                                     1,767.00                                1,767.00
   Los Angeles     Mountain Top Management -
                   Bellyache Ridge                                   150.00                                  150.00
   Los Angeles     Ontario Lake                                                              5,572.20      5,572.20
   Los Angeles     Prime Comm                                      1,400.00                                1,400.00
   Los Angeles     Prime Communications -
                   Airport Marina Hotel                              350.00                                  350.00
   Los Angeles     Prime Communications - Far West Tower             350.00                                  350.00
   Los Angeles     Rosebud Properties                                600.00                                  600.00
   Los Angeles     Theta Communications - Flint Peak               1,964.00                                1,964.00
   Los Angeles     UPS                                                                          15.00         15.00
   Los Angeles     Volvo Studio                                                                250.00        250.00
    Las Vegas      Mission Center - 1 Mth rental deposit           2,861.60                                2,861.60
    Las Vegas      Nevada Power Co.- Dep of Electric Svc                          600.00                     600.00
     Memphis       Peacocks                                                                    178.05        178.05
   Mississippi     Columbus SMR (Tele-Tech)                          350.00                                  350.00
   Mississippi     MP&L-Lakeland Dr                                               600.00                     600.00
   Mississippi     R Chamblee-H'Burg                                                           300.00        300.00
   Mississippi     Stetelman-Lakeland                                                        1,872.00      1,872.00
    Nashville      Clarksville Dep Elec                                           320.00                     320.00
    Nashville      Clarksville Dep Elec                                           250.00                     250.00
    Nashville      Elec Power                                                     250.00                     250.00
    Nashville      GA Power-CK#170633                                             160.00                     160.00
    Nashville      Glenwood PL                                                    800.00                     800.00
    Nashville      Middle TN Elec                                                 210.00                     210.00
    Nashville      Signal One #5278                                                            400.00        400.00
--------------------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.             Schedule B-3
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------------------

      MARKET                          VENDOR                      LEASE       UTILITY       OTHER         TOTAL

--------------------------------------------------------------------------------------------------------------------
 National Accts.   Hughes Communications Galaxy                   36,000.00                               36,000.00
 National Accts.   SBA,. Inc.                                                                1,050.00      1,050.00
 National Accts.   SBA,. Inc.                                                                1,250.00      1,250.00
 National Accts.   Turtle Broadcasting                                                         114.00        114.00
 National Accts.   West Central Electric                                           25.00                      25.00
  North Carolina   Radio Triangle East                                                         800.00        800.00
  North Florida    Alternative Networking Inc.                       487.38                                  487.38
  North Florida    Alternative Networking Inc.                       478.53                                  478.53
  North Florida    Alternative Networking Inc.                       478.53                                  478.53
  North Florida    Alternative Networking, Inc.                      550.00                                  550.00
  North Florida    Alternative Networking, Inc.                      535.23                                  535.23
  North Florida    Colestock -CK#124388                                                        150.00        150.00
  North Florida    Credifax                                                                    250.00        250.00
  North Florida    Crow-Childre                                                              1,600.00      1,600.00
  North Florida    Equity Office Holdings L.L.C.                                               642.00        642.00
  North Florida    Florida Dep -CK#120465                                                    1,200.00      1,200.00
  North Florida    Jacksonville CK#106508                                                      740.00        740.00
  North Florida    Jacksonville CK#224222                                                      100.00        100.00
  North Florida    Jacksonville Television Inc.                    1,500.00                                1,500.00
  North Florida    Lakeland Elec&Water                                             50.00                      50.00
  North Florida    Orlando Util Dep-New Off                                       700.00                     700.00
  North Florida    Paxson Braodcasting of Jacksonville               480.00                                  480.00
  North Florida    RS&P/Tampa Assoc                                                          1,731.51      1,731.51
  North Florida    SBA, Inc.                                                                   770.00        770.00
  North Florida    Teleco                                            700.00                                  700.00
  North Florida    Will-Mar #521                                                               686.94        686.94
  North Florida    WU Peter CK146806                                                         3,000.00      3,000.00
  Northern Ohio    AT&T                                                         1,000.00                   1,000.00
  Northern Ohio    Blessing Lease                                                              296.76        296.76
  Northern Ohio    Cross Trails                                                                800.00        800.00
  Northern Ohio    Ohio Power-CK#104635                                            14.00                      14.00
  Northern Ohio    Ohio Workers Comp                                                           900.16        900.16
  Northern Ohio    Park On Twelfth                                                             875.00        875.00
  Northern Ohio    Russetti                                                                    100.00        100.00
  Northern Ohio    Tes Bare Enterp-Aug                                                         550.00        550.00
    Nationwide     AAT #5002                                       1,000.00                                1,000.00
    Nationwide     ALT Network 34923                                 495.00                                  495.00
    Nationwide     Cross Point                                     1,500.00                                1,500.00
    Nationwide     Mississippi P&L                                                550.00                     550.00
--------------------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.             Schedule B-3
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------------------

      MARKET                          VENDOR                      LEASE       UTILITY       OTHER         TOTAL

--------------------------------------------------------------------------------------------------------------------
    Nationwide     Signal One #4849                                  325.00                                  325.00
    Nationwide     Signal One #4850                                  525.00                                  525.00
    Nationwide     Signal One #4851                                  475.00                                  475.00
    Nationwide     Signal One #4927                                  450.00                                  450.00
    Nationwide     Signal One #4928                                  450.00                                  450.00
    Nationwide     Signal One #4940                                  350.00                                  350.00
    Nationwide     Silver Bow #5129                                1,404.00                                1,404.00
    Nationwide     Vuglen, MA 5160                                   635.00                                  635.00
    Nationwide     Washington 5340                                   925.00                                  925.00
  New York City    AAT Comm                                        1,300.00                                1,300.00
  New York City    AAT Comm                                          717.50                                  717.50
  New York City    AAT Comm- Hamilton                                350.00                                  350.00
  New York City    AAT Comm- Hart St                                 650.00                                  650.00
  New York City    AAT Comm- Manor                                   350.00                                  350.00
  New York City    AAT Comm- Tinton                                  800.00                                  800.00
  New York City    AAT Comm- Western                                 400.00                                  400.00
  New York City    AAT Communications                                300.00                                  300.00
  New York City    AAt Tower #1869                                   750.00                                  750.00
  New York City    AAT-Ant Site-E Brunswick                        1,200.00                                1,200.00
  New York City    AAT-Tower-Western Ave                           1,600.00                                1,600.00
  New York City    Abramson Brothers inc. - Room 1301              3,710.00                                3,710.00
  New York City    Abramson Brothers inc. - Room 201               4,526.66                                4,526.66
  New York City    Alpine Tower                                      625.00                                  625.00
  New York City    AT&T-W Patterson NJ Tower                       1,000.00                                1,000.00
  New York City    Beam Comm                                                                 1,000.00      1,000.00
  New York City    Bomar-Jerico Office Sales                                                 5,060.00      5,060.00
  New York City    Boothwyn Tower                                  1,200.00                                1,200.00
  New York City    BRI-1 Realty Co                                11,563.84                               11,563.84
  New York City    Carnegie HA                                                               7,980.00      7,980.00
  New York City    Century Plaza-Office                                                      2,625.25      2,625.25
  New York City    City of Peekskill                                 500.00                                  500.00
  New York City    City Trust                                                                1,000.00      1,000.00
  New York City    Columbus Ave Realty                             7,525.00                                7,525.00
  New York City    Columbus Ave -WP(New)                          26,875.00                               26,875.00
  New York City    ConEdison                                                      215.00                     215.00
  New York City    ConEdison(Grasslands)                                        1,480.00                   1,480.00
  New York City    Consolidated Elec                                              750.00                     750.00
  New York City    Five State Tower                                  500.00                                  500.00
  New York City    Five States-ES-TWR #1736                          300.00                                  300.00
--------------------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.             Schedule B-3
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------------------

      MARKET                          VENDOR                      LEASE       UTILITY       OTHER         TOTAL

--------------------------------------------------------------------------------------------------------------------
  New York City    Grace Comm                                                                  600.00        600.00
  New York City    Hickey TWR                                        200.00                                  200.00
  New York City    INV Prop-Tower-WP #1494                           400.00                                  400.00
  New York City    Jericho NY Sales Office                         2,966.33                                2,966.33
  New York City    L Steven-Roxborough-WP                            850.00                                  850.00
  New York City    L Stevens-TWR-Penna                             1,350.00                                1,350.00
  New York City    L Stevens-TWR-Penna                               900.00                                  900.00
  New York City    L Stevens-TWR-Penna #1763                         150.00                                  150.00
  New York City    Metro Life Ins Co                                                         1,751.50      1,751.50
  New York City    NY Valhalla Office                             17,603.34                               17,603.34
  New York City    on Call Answ Sys                                                            210.00        210.00
  New York City    PME Realty                                      1,100.00                                1,100.00
  New York City    PME Realty                                        110.00                                  110.00
  New York City    Port Authority of NY/NJ                         1,600.00                                1,600.00
  New York City    R H Ern & Sons                                                              486.00        486.00
  New York City    R Scinto                                                                  3,980.00      3,980.00
  New York City    Reynolds Communications, Inc.                     600.00                                  600.00
  New York City    Richfield-41 E 42nd St                          7,554.83                                7,554.83
  New York City    R&S Associates                                    500.00                                  500.00
  New York City    Silver King                                                                 994.10        994.10
  New York City    Silver King Tower Lease                           611.00                                  611.00
  New York City    Silver King-Tower in NJ                           620.00                                  620.00
  New York City    SMR Leasing                                       187.50                                  187.50
  New York City    Sub-Carrier Comm                                                            475.00        475.00
  New York City    Tall Tower                                        450.00                                  450.00
  New York City    Tower Economics                                 1,050.00                                1,050.00
  New York City    Trumble Tower-Roslyn NY                           243.56                                  243.56
  New York City    Trustmark Nat'L                                                           4,500.00      4,500.00
      Omaha        K. V. Joint                                                                 834.17        834.17
    Panhandle      Baldwin Co-Tower                                  825.00                                  825.00
    Panhandle      Baldwin Co-Tower                                  300.00                                  300.00
    Panhandle      Gulf Power                                                     200.00                     200.00
   Philadelphia    AAT Tech                                          850.00                                  850.00
   Philadelphia    Atlantic Electric - 2mths deposit on
                   electric svc                                                 3,000.00                   3,000.00
   Philadelphia    Business Machines - Fax Machine                   230.00                                  230.00
   Philadelphia    DR David White-ALT                                460.00                                  460.00
   Philadelphia    Haddonview-Alt                                    840.00                                  840.00
   Philadelphia    Joe Salkin                                                                  525.00        525.00
   Philadelphia    Komlos, DE                                                                1,300.00      1,300.00
--------------------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.             Schedule B-3
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------------------

      MARKET                          VENDOR                      LEASE       UTILITY       OTHER         TOTAL

--------------------------------------------------------------------------------------------------------------------
   Philadelphia    Network Comm                                      525.00                                  525.00
   Philadelphia    Nextel - Bensalem site                            480.00                                  480.00
   Philadelphia    OTC Realty (MKT ST)                               400.00                                  400.00
   Philadelphia    Ralph Anastaio                                  1,700.00                                1,700.00
   Philadelphia    River Park House-3600 Conshohocken Ave.           700.00                                  700.00
   Philadelphia    RREEF USA Fund-ALT                              7,747.50                                7,747.50
   Philadelphia    Tokai Financial Service- 1Murata
                   Fax Machine                                       105.58                                  105.58
   Philadelphia    Tower Econ                                        485.00                                  485.00
   Philadelphia    Tower Econ-Allentown                              500.00                                  500.00
   Philadelphia    Tower Econ-Bensalum                             1,300.00                                1,300.00
   Philadelphia    Tower Econ-Bensalum                             1,000.00                                1,000.00
   Philadelphia    Tower Economics-1site in Cherry Hill,
                   1 site in Allentown PA                          1,000.00                                1,000.00
   Philadelphia    Tower Econ-Springfld                              650.00                                  650.00
   Philadelphia    Tower Econ-West Rock                              450.00                                  450.00
   Philadelphia    Tower Econ-West Rock                              400.00                                  400.00
   Philadelphia    World Trade Center -NY/ NJ Ant Site             4,500.00                                4,500.00
   Philadelphia    Co of Allegheny                                                           3,000.00      3,000.00
   Philadelphia    Cornerstone TV                                                              210.00        210.00
 Repair Facility   400 Ramsey Place                                                          1,540.00      1,540.00
   Rhode Island    FMRC                                            2,026.50                                2,026.50
   Rhode Island    Narraganse                                                                  200.00        200.00
   Rhode Island    Narrgansett Electric                                         1,300.00                   1,300.00
   Rhode Island    Panasonic                                         347.62                                  347.62
   Rhode Island    Providence Gas Co.                                             600.00                     600.00
   Rhode Island    Southernnh                                                                  100.00        100.00
    Sacramento     Communications and Control                                                  428.00        428.00
    Sacramento     Cort Towers                                       225.00                                  225.00
    Sacramento     Nevade Dept of Taxation -
                   Permit & Registration                                                     1,542.84      1,542.84
    Sacramento     Trans Tower                                       500.00                                  500.00
    Sacramento     Trans Tower                                       300.00                                  300.00
   San Antonio     City of Public Svc                                           1,800.00                   1,800.00
   San Antonio     James R.. Matz                                                              100.00        100.00
     Seattle       Pacific GU                                                                1,380.00      1,380.00
  South Florida    F P Units Authority                                                         495.00        495.00
  South Florida    Fl Dept Of Rev Deposit                                                    1,166.57      1,166.57
  South Florida    FL Power & Light                                               200.00                     200.00
  South Florida    Florida Dep                                                              19,750.00     19,750.00
  South Florida    Florida Dep-CK#127                                                        3,965.91      3,965.91
--------------------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.             Schedule B-3
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------------------

      MARKET                          VENDOR                      LEASE       UTILITY       OTHER         TOTAL

--------------------------------------------------------------------------------------------------------------------
  South Florida    Florida Palm View                                                           360.00        360.00
  South Florida    Florida Palm View                                                           163.80        163.80
  South Florida    Freen Prop (E017)                                                         1,780.00      1,780.00
  South Florida    In Town Project                                                           1,116.45      1,116.45
  South Florida    LN Development (E020)                                                     2,000.00      2,000.00
  South Florida    Pem Brokerage Co                                                            900.00        900.00
  South Florida    Recl Sales Tax Dep-FL                                                    12,000.00     12,000.00
  South Florida    TAK Broadcasting                                                            100.00        100.00
  South Florida    TAK Broadcasting                                                          1,150.00      1,150.00
  South Florida    TAK Broadcasting                                  139.39                                  139.39
  South Florida    Westchester                                                                 750.00        750.00
    St. Louis      Myer Reale                                        850.00                                  850.00
    Upstate NY     Comparatoa                                                                  750.00        750.00
    Upstate NY     Greenwood                                                                   572.00        572.00
    Upstate NY     Greenwood                                                                   913.33        913.33
    Upstate NY     Optical DI                                                                  750.00        750.00
    Upstate NY     Rubinstein                                                                  240.00        240.00
  Virginia Beach   UPS                                                                         172.67        172.67
  Virginia Beach   UPS                                                                         312.33        312.33
  Western Region   StoneRidge - Rent Deposit                      91,774.61                               91,774.61
                   Other                                                                    14,869.51     14,869.51
-----------------------------------------------------------------------------------------------------
                                                                 539,267.77    39,090.09   402,661.71
                                                               --------------------------------------
                                                                                     G/L
                                                                                BALANCE:                $981,019.57
                                                                                                      =============

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-4
                                 HOUSEHOLD GOODS
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-5
                                BOOKS, ART, ETC.
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-6
                                     APPAREL
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-7
                                FURS AND JEWELRY
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-8
                       FIREARMS AND OTHER HOBBY EQUIPMENT
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-9
                         INTERESTS IN INSURANCE POLICIES
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-10
                                    ANNUITIES
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-11
                INTERESTS IN IRA'S, KEOUGH OR OTHER PENSION PLANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           DESCRIPTION AND LOCATION                       CURRENT VALUE

--------------------------------------------------------------------------------

Employee forfeitures of unvested company-match             $24,251.16
401(k) contributions from terminating employees.

Aetna Life Insurance and Annuity Company
151 Farmington Avenue
Hartford, CT 06156-1268

--------------------------------------------------------------------------------

In addition to the amount shown above, the Debtors have contingent rights to an unknown amount of employee forfeitures of unvested company-match 401(k) contributions that will arise if any such employee is terminated before its 401(k) match from the Debtors is fully vested.

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-12
           DIRECT AND INDIRECT STOCK AND INTERESTS IN INCORPORATED AND
                           UNINCORPORATED BUSINESSES
--------------------------------------------------------------------------------

================================================================================
                 Entity                       Pct.          Relationship
--------------------------------------------------------------------------------
MobileMedia Communications, Inc.              100%    Direct subsidiary of MMC
--------------------------------------------------------------------------------
MobileMedia Communications, Inc.              100%   Direct subsidiary of MMCI;
  (California)                                       indirect subsidiary of MMC
--------------------------------------------------------------------------------
MobileMedia DP Properties, Inc.               100%   Direct subsidiary of MMCI;
                                                     indirect subsidiary of MMC
--------------------------------------------------------------------------------
MobileMedia PCS, Inc.                         100%   Direct subsidiary of MMCI;
                                                     indirect subsidiary of MMC
--------------------------------------------------------------------------------
Dial Page Southeast, Inc.                     100%   Direct subsidiary of MMCI;
                                                     indirect subsidiary of MMC
--------------------------------------------------------------------------------
Radio Call Company of Va., Inc.               100%   Direct subsidiary of MMCI;
                                                     indirect subsidiary of MMC
--------------------------------------------------------------------------------
MobileMedia Paging, Inc.                      100%   Direct subsidiary of MMCI;
                                                     indirect subsidiary of MMC
--------------------------------------------------------------------------------
Mobile Communications Corporation             100%   Direct subsidiary of MMCI;
  of America                                         indirect subsidiary of MMC
--------------------------------------------------------------------------------
MobileComm of the Southeast, Inc.             100%   Direct subsidiary of MCCA;
                                                     indirect subsidiary of MMCI
                                                               and MMC
--------------------------------------------------------------------------------
MobileComm of the Northeast, Inc.             100%   Direct subsidiary of MCCA;
                                                     indirect subsidiary of MMCI
                                                               and MMC
--------------------------------------------------------------------------------
MobileComm Nationwide Operations, Inc.        100%   Direct subsidiary of MCCA;
                                                     indirect subsidiary of MMCI
                                                               and MMC
--------------------------------------------------------------------------------
MobileComm of Tennessee, Inc.                 100%   Direct subsidiary of MCCA;
                                                     indirect subsidiary of MMCI
                                                               and MMC
--------------------------------------------------------------------------------
MobileComm of the Southeast Private           100%   Direct subsidiary of MCCA;
  Carrier Operations, Inc.                           indirect subsidiary of MMCI
                                                               and MMC
--------------------------------------------------------------------------------
MobileComm of the Southwest, Inc.             100%   Direct subsidiary of MCCA;
                                                     indirect subsidiary of MMCI
                                                               and MMC
--------------------------------------------------------------------------------
MobileComm of Florida, Inc.                   100%   Direct subsidiary of MCCA;
                                                     indirect subsidiary of MMCI
                                                               and MMC
================================================================================

In re:         MobileMedia Communications, Inc., et al.            Schedule B-12
Case Number:   97-174 (PJW)

================================================================================
                             Entity           Pct.          Relationship
--------------------------------------------------------------------------------
MobileComm of the Midsouth, Inc.              100%   Direct subsidiary of MCCA;
                                                     indirect subsidiary of MMCI
                                                               and MMC
--------------------------------------------------------------------------------
MobileComm of the West, Inc.                  100%    89% direct subsidiary of
                                                         MCCA and 11% direct
                                                     subsidiary of MobileComm
                                                      of the Northeast, Inc.;
                                                     indirect subsidiary of MMCI
                                                               and MMC
--------------------------------------------------------------------------------
FWS Radio, Inc.                               100%    50% direct subsidiary of
                                                         MobileComm of the
                                                      Southwest, Inc. and 50%
                                                     direct subsidiary of MMCI;
                                                     indirect subsidiary of MMC
--------------------------------------------------------------------------------
Proximity Communications Manager, Inc.        100%   Direct subsidiary of MMC
--------------------------------------------------------------------------------
Local Area Telecommunications, Inc.           100%   Direct subsidiary of MMC
--------------------------------------------------------------------------------
Locate -1, Inc.                               100%   Direct subsidiary of Local
                                                     Area Telecommunications,
                                                     Inc.; indirect subsidiary
                                                               of MMC
--------------------------------------------------------------------------------
Personal Communications Network Services      100%   Direct subsidiary of Local
  of New York, Inc.                                   Area Telecommunications,
                                                     Inc.; indirect subsidiary
                                                               of MMC
--------------------------------------------------------------------------------
Skilldex, Inc.                                 26%     Interest held by MCCA
--------------------------------------------------------------------------------
Valley Mobile Communications, Inc.             49%     Interest held by MMCI
================================================================================

MobileMedia Corporation, a publicly traded entity, owns 100% of the outstanding shares of MobileMedia Communications, Inc. and, indirectly, all other Debtors.


------------------------------------------------------------------
 Legend
 -------

     MMC   =    MobileMedia Corporation
     MMCI  =    MobileMedia Communications, Inc.
     MCCA  =    Mobile Communications Corporation of America
------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-13
                   INTEREST IN PARTNERSHIPS OR JOINT VENTURES

--------------------------------------------------------------------------------

================================================================================
Entity                                   Pct.     Relationship/Investment Type
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Abacus Communications Partners, L.P.     33%      Limited Partnership of MMCI
--------------------------------------------------------------------------------
Abacus Communications, L.L.C.            33.33%   Member interest of MMCI
--------------------------------------------------------------------------------
Interstate Paging Network                         Joint Venture interest
--------------------------------------------------------------------------------
Proximity Communications, L.L.C.         1%       Member interest of MMC
--------------------------------------------------------------------------------

================================================================================

----------------------------------------------
Legend
------

 MMC  =   MobileMedia Corporation
 MMCI = MobileMedia Communications, Inc.
----------------------------------------------

In re:         MobileMedi.a Communications, Inc., et al
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-14
                         GOVERNMENT AND CORPORATE BONDS
               AND OTHER NEGOTIABLE AND NON-NEGOTIABLE INSTRUMENTS
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-15
                               ACCOUNTS RECEIVABLE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

        REGION                 TOTAL            CURRENT         30 DAYS         60 DAYS         90 DAYS

--------------------------------------------------------------------------------------------------------

       NORTHEAST             38,961,026        11,825,784                                     10,904,241
                                                              10,928,109       5,302,892
                                   100%               30%            28%             14%             28%
--------------------------------------------------------------------------------------------------------

        MIDWEST
                              8,636,894         3,329,937      2,461,920       1,029,602       1,815,435
                                   100%               39%            29%             12%             21%
--------------------------------------------------------------------------------------------------------

       SOUTHWEST             16,984,081
                                                5,977,509      4,134,775       2,052,682       4,819,115
                                   100%               35%            24%             12%             28%
--------------------------------------------------------------------------------------------------------

         WEST                18,493,254
                                                6,531,331      5,248,841       2,355,174       4,357,908
                                   100%               35%            28%             13%             24%
--------------------------------------------------------------------------------------------------------

       SOUTHEAST             28,853,409
                                                9,817,596      7,403,399       3,030,938       8,601,476
                                   100%               34%            26%             11%             30%
--------------------------------------------------------------------------------------------------------

   NATIONAL ACCOUNTS
                              6,540,011         1,941,414      1,366,380         929,222       2,302,995
                                   100%               30%            21%             14%             35%
--------------------------------------------------------------------------------------------------------

      NATIONWIDE
                              2,975,304         1,198,950        898,984         370,984         506,386
                                   100%               40%            30%             12%             17%
--------------------------------------------------------------------------------------------------------

  STRATEGIC PARTNERS
                              3,617,941           760,180        509,766         508,009       1,839,986
                                   100%               21%            14%             14%             51%
--------------------------------------------------------------------------------------------------------

        RETAIL
                              9,400,894         3,611,636        840,077       1,598,023       3,351,158
                                   100%               38%             9%             17%             36%
--------------------------------------------------------------------------------------------------------

       RESELLER
                              4,473,253           709,263              -         115,827       3,648,163
                                   100%               16%             0%              3%             82%
--------------------------------------------------------------------------------------------------------

         OTHER
                            (2,898,461)         (621,402)      (231,749)       (191,681)     (1,853,629)
                                   100%               21%             8%              7%             64%
--------------------------------------------------------------------------------------------------------

 LESS: FUTURE BILLINGS     (13,816,594)      (13,816,594)
                                                                       -               -               -
                                   100%              100%             0%              0%              0%
--------------------------------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.            Schedule B-15
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------------------------------

        REGION                TOTAL            CURRENT         30 DAYS         60 DAYS         90 DAYS

--------------------------------------------------------------------------------------------------------
   ACCRUALS & CUTOFF       (11,912,666)      (11,912,666)
                                                                       -               -               -
                                   100%              100%             0%              0%              0%
--------------------------------------------------------------------------------------------------------

    REFERRED ACCTS
                              8,593,780                 -              -               -       8,593,780
                                                       0%             0%              0%            100%
--------------------------------------------------------------------------------------------------------

       SUB TOTAL            118,902,126        19,352,938                     17,101,672      48,887,014
                                                              33,560,502
                                   100%               16%            28%             14%             42%
--------------------------------------------------------------------------------------------------------
  ADJUSTED TRADE A/R        118,902,126
       ALLOWANCE           (27,779,505)
---------------------------------------
  NET TRADE A/R PER
        BOOKS               $91,122,621
                         ==============

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-16
                              ALIMONY DUE TO DEBTOR
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-17
         OTHER LIQUIDATED DEBTS OWED TO THE DEBTOR INCLUDING TAX REFUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  DESCRIPTION                                       AMOUNT

--------------------------------------------------------------------------------

American Telemessaging Corp - Subleasing Agreement                       $19,818

Smart Job                                                                 62,443

Pepsi Rebate (estimated)                                                 511,000

Tax Refunds                                                            1,511,091

Ward Howell International                                                 57,090

Motorola Coop Advertising                                                721,200

Market Development Fund and Tandy Parts                                  169,980

Air to Ground / MidAmerica Corp                                           39,221

Accounts Receivable - Employees                                          108,540

Expense Advances                                                         151,518

Interest Receivable                                                        3,369

Note Receivable S/T                                                       27,705

MAP Mobile Receivable                                                    136,199

Vendor Debit Balances                                                    133,435

                                                              ------------------
                                     TOTAL                            $3,652,609
--------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-18
                           FUTURE INTERESTS IN ESTATES
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-19
               CONTINGENT AND NON-CONTINGENT INTERESTS IN ESTATES
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-20
                    OTHER CONTINGENT AND UNLIQUIDATED CLAIMS
--------------------------------------------------------------------------------

==========================================================================================================================
Matter & Forum (If Formal)              Amount Sought    Nature of Suit                           Disposition
==========================================================================================================================

==========================================================================================================================
MobileComm of the Northeast, Inc. v.    $75,000.00       MobileComm counterclaim in lease         Open.
Lizabeth Chimenti and Boris Muchnij                      dispute. Alleged damages include
                                                         tenant improvments and back rent.
US District Court
For the Eastern District of Michigan
(Southern Division)
Case No. 97-70714
--------------------------------------------------------------------------------------------------------------------------
Mobile Communications Corporation of    $113,000.00      MobileComm suing for return of           Open.
America v. Skilldex Corporation et al.  (Skilldex        promissory note.  Skilldex
                                        counterclaim of  counterclaimed alleging numerous
Rankin County, MS Circuit Court         $10 million.)    tort and contract claims.
Cause No. 94-186
--------------------------------------------------------------------------------------------------------------------------
MobileComm of Tennessee,                $800,000.00      Sales Tax Refund.                        Open. (Closed.  Refund
Inc./Telepage of Tennessee,             Refund.                                                   received after 1/29/97.)
Inc./MobileComm of Memphis, Inc. v.
Huddleston

Davidson County
Chancery No. 93-3138-I
--------------------------------------------------------------------------------------------------------------------------
MobileMedia v. Snider Telecom           Unspecified.     Dispute under retail agreement.
--------------------------------------------------------------------------------------------------------------------------
MobileMedia Communications, Inc. v.     Unspecified.     Dispute in connection with a Software    Open.
America Online, Inc.                                     Development and License Agreement.
==========================================================================================================================

In re:         MobileMedia Communications, Inc., et al.            Schedule B-20
Case Number:   97-174 (PJW)

==========================================================================================================================
Matter & Forum (If Formal)              Amount Sought    Nature of Suit                           Disposition
==========================================================================================================================

==========================================================================================================================
MobileMedia Corporation v. Valley       Unspecified.     Dispute under intercarrier Agreement     Open.
Mobile Communications, Inc. v.                           regarding broadcast of MobileComm
MobileMedia  Communications, Inc. (a                     traffic on Valley's network.
California  Corporation), as Cross-
defendant

Superior Court for the State of
California For the County of
Los Angeles Case No. BC 152946
==========================================================================================================================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                Schedule B-21 (a)
                  PATENTS, COPYRIGHTS AND INTELLECTUAL PROPERTY
                       (OTHER THAN CERTAIN OWNED SOFTWARE)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

                      NAME                                    NOTE     STATUS     LOCATION         NUMBER

----------------------------------------------------------------------------------------------------------------
COPYRIGHTS:

METROMEDIA PAGING SERVICES, INC. EMPLOYEE ORIENTATION
TRAINING PROGRAM - WESTERN REGION                                       N/A    UNITED STATES    TX2786666
METROMEDIA PAGING SERVICES, INC., CENTRAL REGION,
TRAINING MANUAL                                                         N/A    UNITED STATES    TX2807000
SNAP PAGE ENTIRE TEXT OF COMPUTER PROGRAM                               N/A    UNITED STATES    TX3621596
SNAP PAGE ENTIRE TEXT OF USER'S MANUAL                                  N/A    UNITED STATES    TX3637633

PATENTS:

DIGITAL RF RECEIVER                                                     A      UNITED STATES    APPLN. 07/921936

TRADEMARKS:

BEEP                                                           *        R      UNITED STATES    REG. 926308
BEEP BEEP LOGO                                                 *        R      UNITED STATES    REG. 1192303
BEEP CHEAP                                                     **       N/A    UNITED STATES    N/A
BEEP IN TOUCH                                                  *        R      UNITED STATES    REG. 1072878
BEEPER PHONE                                                   *        R      UNITED STATES    REG. 1124574
BUSINESS "WORKOUT" GEAR                                        **       N/A    UNITED STATES    N/A

In re:         MobileMedia Communications, Inc., et al.        Schedule B-21 (a)
Case Number:   97-174 (PJW)

----------------------------------------------------------------------------------------------------------------

                      NAME                                    NOTE     STATUS     LOCATION         NUMBER

----------------------------------------------------------------------------------------------------------------
TRADEMARKS (Cont):

BUSINESSPAGE                                                            N/A     UNITED STATES   N/A
CARBON-COPY                                                             A       UNITED STATES   REG. 1612357
CARBON-COPY PLUS                                                        A       UNITED STATES   REG. 1617077
CARENET                                                                 P       UNITED STATES   APPLN. 74/733719
CELLPAGE                                                                C       UNITED STATES   REG. 1547671
CELLPAGE COMMUNICATIONS                                                 N/A     SOUTH CAROLINA  N/A
CHEAPER BEEPER                                                 **       N/A     UNITED STATES   N/A
CONTACT                                                        *        N/A     UNITED STATES   N/A
CONTACT BEEPER                                                 *        P       UNITED STATES   N/A
DATA PAGE                                                      *        R       UNITED STATES   REG. 1304139
DIAL PAGE                                                               R       UNITED STATES   REG. 1352543
DIAL PAGE                                                               R       SOUTH CAROLINA  REG. 1583
DIAL PAGE                                                               R       SOUTH CAROLINA  REG. 1584
DIAL PAGE                                                               R       ARIZONA         REG. 22616
DIAL PAGE                                                               R       TENNESSEE       REG. 261
DIAL PAGE                                                               R       TENNESSEE       REG. 263
DIAL PAGE                                                               R       NORTH CAROLINA  REG. 5289
DIAL PAGE                                                               R       NORTH CAROLINA  REG. 5403
DIAL PAGE                                                               R       GEORGIA         REG. S3524
DIAL PAGE                                                               R       COLORADO        REG. T26092
DIAL PAGE                                                               R       COLORADO        REG. T26093
DIAL PAGE                                                               R       GEORGIA         REG. T3326
DIGITAL MOBILE COMMUNICATIONS                                  **       N/A     UNITED STATES   N/A
DMC                                                            **       N/A     UNITED STATES   N/A
DMC DIGITAL MOBILE COMMUNICATIONS                                       R       UNITED STATES   APPLN. 74/635208
                                                                                                MISSING REG NUMBER

In re:         MobileMedia Communications, Inc., et al.        Schedule B-21 (a)
Case Number:   97-174 (PJW)

----------------------------------------------------------------------------------------------------------------

                      NAME                                    NOTE     STATUS     LOCATION         NUMBER

----------------------------------------------------------------------------------------------------------------
TRADEMARKS (Cont):

FAX GRAM                                                       **       N/A     UNITED STATES   N/A
FREEDOM EXPRESS                                                **       N/A     UNITED STATES   N/A
FREEDOM FORWARD                                                **       N/A     UNITED STATES   N/A
ICS                                                            *        N/A     UNITED STATES   N/A
LIL'L BUGGER                                                   *        R       UNITED STATES   REG. 1325458
LIL'L BUGGER LOGO                                              *        R       UNITED STATES   REG. 1378453
LIVE WIRES                                                     **       N/A     UNITED STATES   N/A
LOCATE LOCAL AREA TELECOM AND DESIGN SERVICE MARK                       R       UNITED STATES   REG. 1554109
MED STAT                                                                A       UNITED STATES   REG. 1591175
MEMORY MANAGER                                                          R       UNITED STATES   REG. 1911808
MESSAGE-SAVER                                                  **       N/A     UNITED STATES   N/A
MESSAGE ASSISTANT                                                       P       UNITED STATES   APPLN. 74/568691
MESSAGE ATTENDANT                                                       P       UNITED STATES   APPLN. 74/568690
MESSAGE CENTER SERVICE                                                  R       CALIFORNIA      REG. 12785
MESSAGE CENTER SERVICE                                                  R       CALIFORNIA      REG. NO NUMBER
MESSAGE MINDER                                                          N/A     SOUTH CAROLINA  N/A
MESSAGE NOW                                                             P       UNITED STATES   APPLN. 74/609176
MESSAGE ONE                                                    **       N/A     UNITED STATES   N/A
MESSAGELINK                                                    **       N/A     UNITED STATES   N/A
MESSAGESOFT                                                             R       UNITED STATES   REG. 1920780
MESSAGEWRITER                                                           R       UNITED STATES   REG. 1597262
METRO ONE & DESIGN                                                      P       UNITED STATES   N/A
MISCELLANEOUS DESIGN ("M" LOGO)                                         P       UNITED STATES   APPLN. 74/084008
MISCELLANEOUS DESIGN (3 TRIANGLES)                                      A       UNITED STATES   APPLN. 74/422596
MISCELLANEOUS DESIGN (ANTENNA)                                          A       UNITED STATES   APPLN. 74/422596
MOBILE COMMUNICATIONS - OHIO                                   **       N/A     UNITED STATES   N/A
MOBILE.OFFICE.COM                                                       A       UNITED STATES   APPLN. 74/635698
MOBILE/COMM                                                             R       WISCONSIN       REG. 00580619
MOBILE/COMM                                                             R       WISCONSIN       REG. 00580620

In re:         MobileMedia Communications, Inc., et al.        Schedule B-21 (a)
Case Number:   97-174 (PJW)

----------------------------------------------------------------------------------------------------------------

                      NAME                                    NOTE     STATUS     LOCATION         NUMBER

----------------------------------------------------------------------------------------------------------------
TRADEMARKS (Cont):

MOBILECOMM                                                              C       UNITED STATES   REG. 1485998
MOBILECOMM                                                              R       UNITED STATES   REG. 1495312
MOBILECOMM & DESIGN                                                     P       UNITED STATES   APPLN. 75/084009
MOBILECOMM (IN MEXICO)                                                  P       UNITED STATES   APPLN. 432938
MOBILECOMM AND DESIGN (MEXICO)                                          P       MEXICO          APPLN. 262636
MOBILECOMM AND DESIGN (MEXICO)                                          P       MEXICO          APPLN. 262641
MOBILECOMM CITYLINK NOW & THEN                                 **       N/A     UNITED STATES   N/A
MOBILECOMM INTELLIGENT MESSAGING                               **       N/A     UNITED STATES   N/A
MOBILECOMM TN                                                  **       N/A     UNITED STATES   N/A
MOBILECOMMENTS                                                 **       N/A     UNITED STATES   N/A
MOBILEMATE                                                              R       UNITED STATES   REG. 1912366
MOBILEMEDIA                                                             R       UNITED STATES   REG. 1858246
MOBILEMEDIA                                                             R       UNITED STATES   REG. 1879629
MOBILEMEDIA AND DESIGN                                                  R       UNITED STATES   REG. 1900117
MOBILEMEDIA AND DESIGN (GLOBE)                                          R       UNITED STATES   REG. 1880488
MOBILEMEDIA PAGING & PERSONALCOM                                        R       UNITED STATES   REG. 1870810
MOBILEMEDIA PAGING & PERSONALCOM AND DESIGN                             A       UNITED STATES   APPLN. 74/422595
NEVER OUT OF REACH                                             **       N/A     UNITED STATES   N/A
NEVER OUT OF TOUCH                                             **       N/A     UNITED STATES   N/A
NEWSPAGE                                                                N/A     UNITED STATES   N/A
PAGE LISTEN                                                    **       N/A     UNITED STATES   N/A
PAGE MANAGEMENT                                                **       N/A     UNITED STATES   N/A
PAGE RESEND                                                    **       N/A     UNITED STATES   N/A
PAGERXTRA                                                               R       UNITED STATES   REG. 1777090
PARENT WATCH                                                            C       UNITED STATES   REG. 1522926
PARENT WATCH                                                            N/A     SOUTH CAROLINA  N/A
PERSONAL PAGER                                                 **       N/A     UNITED STATES   N/A
PERSONALCOM                                                             N/A     UNITED STATES   N/A
POWERWRITER                                                             R       UNITED STATES   REG. 1948790

In re:         MobileMedia Communications, Inc., et al.        Schedule B-21 (a)
Case Number:   97-174 (PJW)

----------------------------------------------------------------------------------------------------------------

                      NAME                                    NOTE     STATUS     LOCATION         NUMBER

----------------------------------------------------------------------------------------------------------------
TRADEMARKS (Cont):

RADIOFONE (STYLIZED)                                           *        R       UNITED STATES   REG. 1305336
RBC                                                            *        R       UNITED STATES   REG. 1103207
REACHABLE SYSTEMS                                                       NR      UNITED STATES   REG. 1562607
REGIONLINK                                                     **       N/A     UNITED STATES   N/A
RENT-A-BEEP                                                             A       UNITED STATES   N/A
RENT-A-PAGE                                                    *        R       UNITED STATES   REG. 1114246
REPRESENTATION OF HAND WITH BEEPER                             *        R       NEW JERSEY      N/A
REPRESENTATION OF HAND WITH BEEPER                             *        R       UNITED STATES   REG. 1192303
REPRESENTATION OF HAND WITH BEEPER                             *        R       PENNSYLVANIA    REG. 81341669
SAT-ALERT                                                      *        R       UNITED STATES   REG. 1122040
SERVING A NATION ON THE MOVE                                   **       N/A     UNITED STATES   N/A
SNAP PAGE                                                               R       UNITED STATES   REG. 1862970
SOUTH CAROLINA DIAL PAGE, INC.                                          R       SOUTH CAROLINA  REG. 3040
SPORTSCASTER                                                            P       UNITED STATES   APPLN. 75/025361
SPORTSPAGE                                                              N/A     UNITED STATES   N/A
STAY IN TOUCH                                                           R       UNITED STATES   REG. 1289920
STOCKPAGE                                                               N/A     UNITED STATES   N/A
STYLIZED "M" LOGO DESIGN                                                P       UNITED STATES   APPLN. 74/635207
TELEPAGE                                                                A       TENNESSEE       REG. 659295
TELEPAGE                                                                A       TENNESSEE       REG. 659296
TELEPHONE-COMPUTER-TOWER LOGO                                  *        R       NEW JERSEY      N/A
TELEPHONE-COMPUTER-TOWER LOGO                                  *        R       PENNSYLVANIA    REG. 41950
THE DAYS OF THE UNREACHABLES ARE OVER                                   NR      UNITED STATES   REG. 1556138
THE SOUND OF YOUR WORLD EXPANDING                                       P       UNITED STATES   N/A
THE ULTIMATE ANSWER                                                     R       UNITED STATES   REG. 1227755
VENTURE SYSTEM                                                          R       UNITED STATES   REG. 1782944
VOICESTOR                                                               R       UNITED STATES   REG. 1658729
VOICESTORE                                                              N/A     UNITED STATES   N/A
WAM                                                                     A       UNITED STATES   APPLN. 74/666369

In re:         MobileMedia Communications, Inc., et al.        Schedule B-21 (a)
Case Number:   97-174 (PJW)

----------------------------------------------------------------------------------------------------------------

                      NAME                                    NOTE     STATUS     LOCATION         NUMBER

----------------------------------------------------------------------------------------------------------------
TRADEMARKS (Cont):

WAM WIRELESS ANSWERING MACHINE                                          A       UNITED STATES   APPLN. 74/666370
WEATHERPAGE                                                             N/A     UNITED STATES   N/A
WE'RE WHAT YOU NEED TO KNOW                                             R       UNITED STATES   REG. 1976177
ZIP-CALL & DESIGN                                                       N/A     UNITED STATES   REG. 919963

KEY TO NOTES AND STATUS

* SERVICE MARKS ACQUIRED BUT THAT THE COMPANY DID NOT PLAN TO USE ** COMMON LAW BELIEF OF PATENT
R = REGISTERED
P = PENDING
A = ABANDONED
N/A = NOT AVAILABLE

ADDITIONAL NOTES

(1) This schedule may not include certain marks owned by the Debtors. In addition, no formal search was conducted to confirm current status of the patents, copyrights, and intellectual property listed above.
(2) Certain advertising copyrights are not listed.
(3) No value has been assigned to the patents, copyrights, and intellectual property listed above.

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                Schedule B-21 (b)
                  PATENTS, COPYRIGHTS AND INTELLECTUAL PROPERTY
                            (CERTAIN OWNED SOFTWARE)

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

           NAME                                                       DESCRIPTION

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
BOSS Billing System
-----------------------------------------------------------------------------------------------------------
BOSS Inventory System
-----------------------------------------------------------------------------------------------------------
BOSS MCT Reporting System
-----------------------------------------------------------------------------------------------------------
BOSS Customer Service System
-----------------------------------------------------------------------------------------------------------
PBS Billing System
-----------------------------------------------------------------------------------------------------------
Nationwide Paging System Applications     Page management with text to speech, subscriber activation,
for RS 6000 Control System                dispatch, & message sequencing & prioritization.
-----------------------------------------------------------------------------------------------------------
TNPP Client/Server Application            Permits routing & replication of TNPP packets, storage, queing
                                          & re-routing and traffic log.
-----------------------------------------------------------------------------------------------------------
ESP Application                           Alpha front end which permits access to paging network from any port and provides detailed billing for alpha paging.
-----------------------------------------------------------------------------------------------------------
Network Information System                Permits retrieval of customer information such as service &
                                          coverage map from paging system.
-----------------------------------------------------------------------------------------------------------
LePage Software Application               Alpha messaging software
-----------------------------------------------------------------------------------------------------------
Text Paging Software Application          Alpha messaging software
-----------------------------------------------------------------------------------------------------------


NOTE

(1)   This schedule may not include all owned software.
(2)   No value has been assigned to the software listed above.

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-22
              LICENSES, FRANCHISES AND OTHER INTELLECTUAL PROPERTY

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            DESCRIPTION                                        NET BOOK VALUE

--------------------------------------------------------------------------------

Customer Lists                                                      $179,378,184

Computer Software                                                      2,236,112

FCC Licenses                                                         751,191,067

Goodwill                                                             175,598,723

Non-Competition Agreement (Bell South)                                10,972,441

--------------------------------------------------------------------------------
                                        TOTAL                     $1,119,376,527
                                                                  ==============

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-23
             AUTOS, TRUCKS, TRAILERS, OTHER VEHICLES AND ACCESSORIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             DESCRIPTION                               NET BOOK VALUE

--------------------------------------------------------------------------------

           AUTOS & TRUCKS                                $1,369,415

--------------------------------------------------------------------------------
                TOTAL                                    $1,369,415
                                           =====================================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-24
                          BOATS, MOTORS AND ACCESSORIES
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------

                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-25
                            AIRCRAFT AND ACCESSORIES
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-26
                   OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 DESCRIPTION                                 NET BOOK VALUE

--------------------------------------------------------------------------------

LEASEHOLD IMPROVEMENTS                                               $8,095,603

FURNITURE & FIXTURES:
FURNITURE, PICTURES, ETC.                                             4,635,874
CALC, READER/PRINTERS, ETC.                                           1,341,935
IN HOUSE OFFICE TEL SYSTEM                                            3,439,464
MISC FURNITURE & FIXTURES                                               614,107
                                                          ----------------------
            Total Furniture & Fixtures                               10,031,380

COMPUTER EQUIPMENT:
COMPUTER EQUIPMENT                                                    3,816,452
PERSONAL COMPUTERS & PRINTERS                                         6,425,666
ROSS SYSTEM                                                              11,173
BILLING SYS(BULL) SALES FORCE                                         3,227,397
MUX EQUIP & CLASSIC MODEMS                                              148,733
DEC VAX EQUIPMENT                                                       408,795
MISC & MIS                                                            2,714,175
                                                          ----------------------
            Total Computer Equipment                                 16,752,391

Mobile Communications Corp. Purchase Accounting Adj.                  3,768,721

--------------------------------------------------------------------------------
                                     TOTAL                          $38,648,096
                                                          ======================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                Schedule B-27 (a)
          MACHINERY, FIXTURES, EQUIPMENT AND SUPPLIES USED IN BUSINESS
                            (OTHER THAN PAGER ASSETS)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               DESCRIPTION                                    NET BOOK VALUE

--------------------------------------------------------------------------------

TRANSMISSION EQUIPMENT:

PAGING TRANSMITTERS/RETROFIT                                         $27,532,675
RF LINK/TRANSMITTERS/REPEATERS                                            85,881
SATELITTE UPLINK TRANSMITTERS                                            342,128
MICROWAVES                                                               127,199
BASESTATIONS                                                          37,378,086
MOBILE TEL RECEIVERS                                                      20,929
SMR SATELITTE RECEIVERS                                                      761
PAGING DIAGNOSTIC RECEIVERS                                               45,026
RK LINK RECEIVERS                                                          5,426
VSAT RECEIVERS                                                           286,036
GSP RECEIVERS                                                                932
PAGING TERMINALS                                                      23,402,850
MOBILE TEL TERMINALS                                                      57,366
SMR TERMINALS                                                             21,440
VOICE PROCESSING EQUIPMENT                                             1,014,046
PAGING TERMINALS                                                      12,761,015
MICROWAVE MULTIPLEX EQUIP                                                643,081
TELCO MUX/DMUX/CHANNEL BANKS                                             526,238
48 VOLT POWER PLANTS                                                     340,243
UPS SYSTEM                                                               741,372
GENERATOR SYSTEM                                                         153,504
PROTEK ALARM SYSTEMS                                                      35,295
ANTENNAS & OTHER PASSIVE RF EQ                                        15,050,813
COMBINERS/CAVITIES                                                        37,541
TEST EQUIPMENT                                                         1,022,932
TOWERS                                                                 3,365,341
DSU/CSU,BRIDGES,AMPS,SPLITTERS                                           467,561

--------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.         Schedule B-27(a)
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------

               DESCRIPTION                                    NET BOOK VALUE

--------------------------------------------------------------------------------

TRANSMISSION EQUIPMENT (cont.):

MISC & PROFESSIONAL SERVICES                                            221,530
COMPUTER EQUIPMENT - NETWORK                                            262,201
ESP VAX PLATFORM                                                        653,177
TECHNICAL FACILITIES                                                  1,136,615
PCP SITES                                                            22,070,004
TECH EQUIP INSTALL CHARGES                                              945,236
CAPITALIZED INTEREST                                                  2,272,647
TELCO INSTALLATION CHARGES                                            1,465,809
OTHER EQUIPMENT                                                         323,290
                         Total Transmission Equipment               154,816,225
--------------------------------------------------------------------------------

Construction in Progress                                              2,056,615

Unallocated Purchases                                                 4,695,092

Mobile Communications Corp. Purchase Accounting Adj.                 (7,177,716)

--------------------------------------------------------------------------------
                                     TOTAL                         $154,390,216
                                                            ====================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                Schedule B-27 (b)
                                  PAGER ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 Net Book Value                                     $154,346,733

--------------------------------------------------------------------------------
                                                                       3,189,751
                 Number of units

--------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-28
                                    INVENTORY

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              PRODUCT TYPE                                 NET BOOK VALUE

--------------------------------------------------------------------------------

ADVISOR PRO                                                          $14,231.00
BRAVO FLEX                                                                68.00
BRAVO LX                                                              20,468.00
COMPANION                                                            267,159.00
GOLDLINE PEN                                                           2,516.00
INFOLINK                                                              12,801.00
KEYPER                                                               167,088.00
LIFESTYLE PLUS                                                       251,252.11
MEMO EXPRESS                                                           6,633.00
OCTIVA                                                             2,230,825.70
PANASONIC EZ                                                         133,107.19
POCKET ORGANIZER                                                      18,639.86
PRONTO                                                               786,406.64
RENEGADE                                                              29,157.84
RSVP NUM DISP                                                         19,360.00
TRACKER                                                              865,923.00
ULTRA EXPRESS                                                      1,007,664.22
VANGUARD                                                              45,469.76
VOICE ORGANIZER                                                       55,600.00
--------------------------------------------------------------------------------

TOTAL RETAIL                                                       5,934,370.32
                                                         -----------------------
--------------------------------------------------------------------------------
ADVISOR                                                               47,472.00
ADVISOR GOLDFLEX                                                     456,783.20
ADVISOR PRO                                                          127,680.00
BRAVO                                                                 13,482.40
BRAVO CLASSIC                                                        170,586.00
BRAVO FLEX                                                         2,253,867.60
BRAVO LX                                                              64,076.00
BRAVO PLUS                                                            65,130.00
COMPANION                                                             95,209.00
--------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.            Schedule B-28
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------

              PRODUCT TYPE                                          VALUE

--------------------------------------------------------------------------------

ENCORE                                                                16,560.00
EXECUTIVE                                                            108,713.00
EXPRESS                                                               13,680.00
FREESPIRIT                                                             1,500.00
GOLDLINE PEN                                                          34,680.00
INDEX                                                                476,820.00
INFOLINK                                                             795,628.00
KEYNOTE WITH MEMORY                                                   47,730.00
KEYPER                                                               253,641.00
LIFESTYLE PLUS                                                       195,635.00
MEMO EXPRESS                                                         120,879.00
NEWSTREAM                                                                199.00
OCTIVA                                                                 2,924.00
PANASONIC EZ                                                           9,024.00
PRONTO                                                               731,670.00
QUICKPAGER                                                               657.00
RELAY                                                                  4,180.00
RENEGADE                                                             105,417.00
REPLAY                                                                77,935.00
REPORTER                                                               6,583.00
RSVP NUM DISP                                                          1,120.00
SPORT 1                                                               12,401.50
SPORT II                                                             159,060.00
TRACKER                                                               22,785.00
ULTRA EXPRESS                                                        707,350.00
ULTRA FLEX                                                           474,530.00
UNIDEN XLT                                                            38,412.00
WORDSENDER                                                            24,505.00
INTEK                                                              1,517,607.00
--------------------------------------------------------------------------------

TOTAL RESELLER                                                     9,256,111.70
                                                         -----------------------

TOTAL INVENTORY                                                   15,190,482.02

ALLOWANCE FOR OBSOLETE INVENTORY                                  (2,827,567.00)
                                                         -----------------------

TOTAL NET INVENTORY                                              $12,362,915.02
                                                         =======================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-29
                                     ANIMALS
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-30
                           CROPS GROWING OR HARVESTED
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-31
                        FARMING EQUIPMENT AND IMPLEMENTS
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-32
                        FARM SUPPLIES, CHEMICALS AND FEED
--------------------------------------------------------------------------------

NONE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                  Schedule B-33
             OTHER PERONAL PROPERTY OF ANY KIND NOT ALREADY ITEMIZED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  DESCRIPTION                                 NET BOOK VALUE

--------------------------------------------------------------------------------

Prepaid Non-Monthly Antenna Site Leases                               $79,554.44

Other prepaid expenses:
Chase Agent's Fee                                                      83,333.34
Xyplex Warranty                                                        74,414.20
Skytel (Advance Payment for February Service)                       1,300,000.00
Vertex                                                                  4,050.00
Computer Maintenance Agreements                                        13,366.64
Gordon Compensation                                                     4,253.48
Daly & Wolcott Software Maintenance Agreement                          48,400.00
Software 2000 Software Maintenance Agreement                           53,935.10
Wang Maintenance Agreement                                             28,574.86
Dun & Bradstreet                                                        5,850.00

Prepaid Insurance:
Officers & Director's Insurance                                       787,231.00

Prepaid Expenses:
Message Software                                                       34,752.35
Desktop Paging Software, Inc.                                          70,538.26
Oracle Software                                                        31,391.90
Legal & Professional (terminated securities offering)                 291,785.34
CompComm - Engineering Studies                                        230,925.50

Unamortized 10 1/2% Senior Subordinated Note Costs                  3,856,607.00
Unamortized Chase Revolver Fees                                    15,732,874.00
Unamortized Chase Debtor in Possession Fees                         1,375,000.00
Unamortized 9 3/8% Senior Subordinated Note Costs                   6,707,104.00
--------------------------------------------------------------------------------

                                       TOTAL                      $30,813,941.41
                                                             ===================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
-------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                   Schedule C
                           PROPERTY CLAIMED AS EXEMPT
--------------------------------------------------------------------------------

NOT APPLICABLE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                   Schedule D
                    CREDITORS HOLDING SECURED PRIORITY CLAIMS
--------------------------------------------------------------------------------

=========================================================================================================================
                                                                                                                    C U D
                                                                                                                    O N I
Creditor                                          Principal     Interest  Letters of Credit  Total Claims     Date  N L S
-------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Credit Partners, L.P.             $84,379,676   $2,546,506           $179,351   $87,105,534  12/4/95
attn:  Kathy King
85 Broad Street
26th Floor
New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Van Kampen Merritt Prime Rate, Inc.              47,351,020    1,719,307             18,158    49,088,486  12/4/95
attn:  Jeff Maillet
One Parkview Plaza
Oakbrook Terrace, IL  60181
-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch                                    46,700,680    1,814,240                  0    48,514,920  12/4/95
attn:  John Fraser
800 Scudders Mill Road
Area 2C
Plainsboro, NJ  08536
-------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Bank                             35,410,141      945,336            108,356    36,463,832  12/4/95
attn:  Jonathan Insull
270 Park Avenue
New York, NY  10043
=========================================================================================================================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)                                           Schedule D
--------------------------------------------------------------------------------


=========================================================================================================================
                                                                                                                    C U D
                                                                                                                    O N I
Creditor                                          Principal     Interest  Letters of Credit  Total Claims     Date  N L S
-------------------------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust                            34,114,239      977,282             79,676    35,171,197  12/4/95
attn:  Maria Kratsios
60 Wall Street
22nd Floor
New York, NY  10260
------------------------------------------------------------------------------------------------------------------------
Citibank                                         32,895,997    1,066,741             52,534    34,015,272  12/4/95
attn:  Ted Lowe
299 Park Avenue
New York, NY  10043
------------------------------------------------------------------------------------------------------------------------
Fleet Bank, NA                                   24,427,586      688,179             61,363    25,177,128  12/4/95
attn:  Len Maddox
175 Water Street
28th Floor
New York, NY
------------------------------------------------------------------------------------------------------------------------
Mutual Shares Fund                               20,509,999      682,000             27,420    21,219,418  12/4/95
attn:  Bradley Takahashi
Franklin Mutual Advisors, Inc.
51 John F. Kennedy Parkway
Short Hills, NJ  07078
------------------------------------------------------------------------------------------------------------------------
First National Bank of Boston                    19,542,069      550,543             49,090    20,141,703  12/4/95
attn:  Mary Meduski
100 Federal Street
01-08-08
Boston, MA  02110
=========================================================================================================================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)                                           Schedule D
--------------------------------------------------------------------------------


=========================================================================================================================
                                                                                                                    C U D
                                                                                                                    O N I
Creditor                                          Principal     Interest  Letters of Credit  Total Claims     Date  N L S
-------------------------------------------------------------------------------------------------------------------------
First Union National Bank                        19,542,069      550,543             49,090    20,141,703  12/4/95
attn:  George Cole
301 S. College Street
TW-19
Charlotte, NC  28288-0735
------------------------------------------------------------------------------------------------------------------------
Bankers Trust Company                            18,936,308      541,070             44,749    19,522,126  12/4/95
attn:  Tracey Prokes
1 Bankers Trust Plaza
14th Floor
New York, NY  10006
------------------------------------------------------------------------------------------------------------------------
CIBC, Inc.                                       16,285,057      458,786             40,909    16,784,752  12/4/95
attn:  Marisa J. Harney
425 Lexington Avenue
New York, NY  10017
------------------------------------------------------------------------------------------------------------------------
Long Term Credit Bank                            16,285,057      458,786             40,909    16,784,752  12/4/95
attn:  Jeffrey L. Kaufman
165 Broadway
49th Floor
New York, NY  10006
------------------------------------------------------------------------------------------------------------------------
Appaloosa Investments Limited Partnership I      15,474,830      516,182              9,079    16,000,091  12/4/95
attn:  Lawrence P. O'Friel
51 John F. Kennedy Parkway
Short Hills, NJ  07078
------------------------------------------------------------------------------------------------------------------------
Fernwood Restructuring LTD                       15,000,000      612,446                  0    15,612,446  12/4/95
attn:  Thomas Borger
C/O Intermarket Corp.
667 Madison Ave.
20th Floor
New York, NY  10021
=========================================================================================================================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)                                           Schedule D
--------------------------------------------------------------------------------


=========================================================================================================================
                                                                                                                    C U D
                                                                                                                    O N I
Creditor                                          Principal     Interest  Letters of Credit  Total Claims     Date  N L S
-------------------------------------------------------------------------------------------------------------------------
Prime Income Trust                               13,559,195      433,364             20,454    14,013,013  12/4/95
attn:  Louis Pistecchia
2 World Trade Center
72nd Floor
New York, NY  10048
------------------------------------------------------------------------------------------------------------------------
DK Acquisition Partners                          11,680,425      393,499             14,531    12,088,455  12/4/95
attn:  Michael J. Leffell
885 3rd Avenue
Suite 810
New York, NY  10022
------------------------------------------------------------------------------------------------------------------------
Whipporwill Associates                           11,333,334      445,056                  0    11,778,390  12/4/95
Address Unavailable
------------------------------------------------------------------------------------------------------------------------
Banque National de Paris                         10,585,287      298,211             26,591    10,910,089  12/4/95
attn:  Mark Whitson
499 Park Avenue
New York, NY  10022
------------------------------------------------------------------------------------------------------------------------
Corestates Bank, NA                              10,585,287      298,211             26,591    10,910,089  12/4/95
attn:  Ed Kittrell
1339 Chestnut Street
FC 1-8-10-73
Philadelphia, PA  19148
------------------------------------------------------------------------------------------------------------------------
Dresdner Bank AG                                 10,585,287      298,211             26,591    10,910,089  12/4/95
attn:  Jane Majeski
75 Wall Street
29th Floor
New York, NY  10005
------------------------------------------------------------------------------------------------------------------------
Societe Generale                                 10,168,304      271,280             31,182    10,470,766  12/4/95
attn:  Elaine Khalil
1221 Avenue of the Americas
11th Floor
New York, NY  10020
=========================================================================================================================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)                                           Schedule D
--------------------------------------------------------------------------------


=========================================================================================================================
                                                                                                                    C U D
                                                                                                                    O N I
Creditor                                          Principal     Interest  Letters of Credit  Total Claims     Date  N L S
-------------------------------------------------------------------------------------------------------------------------
Indosuez Capital Funding II                       9,999,999      359,183                  0    10,359,183  12/4/95
attn:  Michael Arougheti
1211 Avenue of the Americas
7th Floor
New York, NY  10036
------------------------------------------------------------------------------------------------------------------------
Salomon Brothers                                  9,715,060      339,405                  0    10,054,465  12/4/95
attn:  William Montgomery
7 World Trade Center
New York, NY  10048
------------------------------------------------------------------------------------------------------------------------
City National Bank                                8,351,020      242,859             18,158     8,612,038  12/4/95
attn:  Kim Bingham
400 Roxbury Drive
3rd Floor
Beverly Hills, CA  90210
------------------------------------------------------------------------------------------------------------------------
Fuji Bank Limited                                 8,142,529      229,393             20,454     8,392,376  12/4/95
attn:  Anne Dorsey
2 World Trade Center
79th Floor
New York, NY  10048
------------------------------------------------------------------------------------------------------------------------
Midland Bank PLC                                  8,142,529      229,393             20,454     8,392,376  12/4/95
attn:  Karen Wold
140 Broadway
5th Floor
New York, NY  10005
------------------------------------------------------------------------------------------------------------------------
National City Bank                                8,142,529      229,393             20,454     8,392,376  12/4/95
attn:  Usha Narayanan
1900 East 9th Street
Locator 2102
Cleveland, OH  44114
=========================================================================================================================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)                                           Schedule D
--------------------------------------------------------------------------------


=========================================================================================================================
                                                                                                                    C U D
                                                                                                                    O N I
Creditor                                          Principal     Interest  Letters of Credit  Total Claims     Date  N L S
-------------------------------------------------------------------------------------------------------------------------
Society National Bank                             8,142,529      229,393             20,454     8,392,376  12/4/95
attn:  Marvin Kodish
127 Public Square
Mailcode OH 01-27-0602
Cleveland, OH  44114
------------------------------------------------------------------------------------------------------------------------
Royal Bank of Canada                              8,142,529      229,393             20,454     8,392,376  12/4/95
attn:  John Page
Financial Square
New York, NY  10005
------------------------------------------------------------------------------------------------------------------------
Banque Francaise du Commerce                      8,079,981      225,353             21,143     8,326,478  12/4/95
attn:  Frederick Kammler
645 Fifth Avenue
New York, NY  10022
------------------------------------------------------------------------------------------------------------------------
SPS Swaps                                         6,666,667      272,198                  0     6,938,866  12/4/95
Chase Manhattan Bank
attn:  Joe Nerich
One Chase Manhattan Plaza
New York, NY  10023
------------------------------------------------------------------------------------------------------------------------
Baker Nye Special Credits                         5,202,310      119,998             22,934     5,345,241  12/4/95
attn:  George Konomos
767 Fifth Avenue
Suite 2800
New York, NY  10153
------------------------------------------------------------------------------------------------------------------------
MFS High Income Fund                              5,000,000      204,149                  0     5,204,149  12/4/95
attn:  Jill Montanye
800 Scudders Mill Road
Area 2C
Plainsboro, NY  08536
=========================================================================================================================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)                                           Schedule D
--------------------------------------------------------------------------------


=========================================================================================================================
                                                                                                                    C U D
                                                                                                                    O N I
Creditor                                          Principal     Interest  Letters of Credit  Total Claims     Date  N L S
-------------------------------------------------------------------------------------------------------------------------
NationsBank, NA                                   5,000,000      204,149                  0     5,204,149  12/4/95
attn:  Eddie Harmon
101 N. Tryon
Charlotte, NC 28255
------------------------------------------------------------------------------------------------------------------------
Paresco, Inc.                                     5,000,000      204,149                  0     5,204,149  12/4/95
attn:  K.C. Klegar
LibertyView Capital Management
101 Hudson Street
Suite 3700
Jersey City, NJ  07302
------------------------------------------------------------------------------------------------------------------------
SPS Trades                                        5,000,000      194,326                  0     5,194,326  12/4/95
Chase Manhattan Bank
attn:  Joe Nerich
One Chase Manhattan Plaza
New York, NY  10023
------------------------------------------------------------------------------------------------------------------------
Bank of America, Illinois                         4,071,264      114,697             10,227     4,196,188  12/4/95
attn:  Marlene Tuma
335 Madison Avenue
6th Floor
New York, NY  10017
------------------------------------------------------------------------------------------------------------------------
Bear Stearns Securities Corp.                     4,042,307      112,826             10,546     4,165,680  12/4/95
attn:  Steve Weissmann
245 Park Avenue
4th Floor
New York, NY  10167
------------------------------------------------------------------------------------------------------------------------
Restructured Obligations Backed                   2,777,778       97,044                  0     2,874,822  12/4/95
by Senior Assets
attn:  Christopher Bondy
C/O Chancellor Capital Management
1166 Avenue of the Americas
New York, NY  10036
=========================================================================================================================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)                                           Schedule D
--------------------------------------------------------------------------------

=========================================================================================================================
                                                                                                                    C U D
                                                                                                                    O N I
Creditor                                          Principal     Interest  Letters of Credit  Total Claims     Date  N L S
-------------------------------------------------------------------------------------------------------------------------
Mitsubishi Trust & Banking                        1,806,897        8,469             20,299     1,835,665  12/4/95
attn:  Anthony Rock
520 Madison Avenue
26th Floor
New York, NY  10022
------------------------------------------------------------------------------------------------------------------------
Ceres Finance, Ltd.                               1,388,889       48,522                  0     1,437,411  12/4/95
attn:  Christopher Bondy
C/O Chancellor Capital Management
1166 Avenue of the Americas
New York, NY  10036
------------------------------------------------------------------------------------------------------------------------
Strata Funding Limited                              833,333       29,113                  0       862,447  12/4/95
attn:  Christopher Bondy
C/O Chancellor Capital Management
1166 Avenue of the Americas
New York, NY  10036
------------------------------------------------------------------------------------------------------------------------
                                 Total          649,000,000   20,489,183          1,112,203   670,601,386
=========================================================================================================================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)                                           Schedule D

--------------------------------------------------------------------------------

Notes:

(1) The above secured claims arise under a Credit Agreement dated as of December 4, 1995, pursuant to which MobileMedia Communications, Inc. is the borrower. All obligations of MobileMedia Communications, Inc. under the Credit Agreement are guaranteed by each of the other Debtors. See Schedule H.

(2) The above claims are secured by a lien in favor of The Chase Manhattan Bank, as agent, in the following:

     o    all owned shares of common stock of all subsidiaries

     o all accounts and intangibles of the Borrower (MobileMedia Communications, Inc.)

     o    all instruments, chattel paper or letters of credit of the Borrower

     o    all inventory of the Borrower

     o    all equipment of the Borrower

     o all FCC Licenses and PUC Authorizations of the Borrower, to the extent permitted by law, from time to time, to be pledged as collateral

     o    all customer lists and contracts of the Borrower

     The guarantees are also secured by a lien in favor of The Chase Manhattan Bank, as agent, in the following:

     o    all owned shares of common stock of all subsidiaries

     o    all accounts and intangibles of the Guarantors

     o    all instruments, chattel paper or letters of credit of the Guarantors

     o    all inventory of the Guarantors

     o    all equipment of the Guarantors

     o all FCC Licenses and PUC Authorizations of the Guarantors, to the extent permitted by law, from time to time, to be pledged as collateral

     o    all customer lists and contracts of the Guarantors

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)                                           Schedule D

--------------------------------------------------------------------------------

=========================================================================================================================
                                                                                                                    C U D
                                                                                                                    O N I
Creditor                                          Principal     Interest  Letters of Credit  Total Claims     Date  N L S
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
State of Washington Department of Licensing             N/A          N/A                N/A       Unknown    1/9/96   x x
Spokane, Washington
-------------------------------------------------------------------------------------------------------------------------
State Employment Development Department                 N/A          N/A                N/A        $1,950    1/9/96     x
California
-------------------------------------------------------------------------------------------------------------------------
 City of Houston and Houston College System             N/A          N/A                N/A       Unknown    3/7/97   x x
C/O Calame, Linebarger, Graham Pena, Burney,
Foreman, Torres & Garza LLP
P.O. Box 3064
Houston, TX 77253
=========================================================================================================================

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                   Schedule E
                   CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
--------------------------------------------------------------------------------

See Exhibit 99.3

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                   Schedule F
                 CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
--------------------------------------------------------------------------------

See Exhibit 99.3

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                   Schedule G
                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES
--------------------------------------------------------------------------------

See Exhibit 99.3

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                   Schedule H
                                    CODEBTORS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
       NAME AND ADDRESS OF CODEBTOR              NAME AND ADDRESS OF CREDITOR
--------------------------------------------------------------------------------

All Debtors are co-debtors under the Credit     Please refer to Schedule D which
Agreement with Chase Manhattan Bank,            lists the banks and financial
as Agent, dated December 4, 1995                institutions which are party
(as amended).                                   to the Credit Agreement dated
     Address for Co-Debtors:                    December 4, 1995.
     65 Challenger Road
     Ridgefield Park, NJ 07660

--------------------------------------------------------------------------------

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                   Schedule I
                     CURRENT INCOME OF INDIVIDUAL DEBTOR(S)
--------------------------------------------------------------------------------

NOT APPLICABLE

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                   Schedule J
                  CURRENT EXPENDITURES OF INDIVIDUAL DEBTOR(S)
--------------------------------------------------------------------------------

NOT APPLICABLE

United States Bankruptcy Court                             District of Delaware

In re:   MobileMedia Communications, Inc.,  et al.         Case No. 97-174 (PJW)

I declare under penalty of perjury that I have read the answers contained in the preceding summary and schedules, and any attachments thereto, and that they are true and correct to the best of my knowledge, information and belief.


Date:    March 24, 1997              Signature: /s/ Santo J. Pittsman
                                                -------------------------------
                                                Santo J. Pittsman
                                                Senior Vice President and
                                                Chief Financial Officer